UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.         )

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IHOP CORP
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IHOP CORP.

April 19, 2005

Dear Fellow IHOP Shareholders:

Please join us at our annual meeting of shareholders on May 24, 2005, where we will ask you to vote on the election of three Class II directors and one Class I director, the ratification and approval of the IHOP Corp. 2005 Stock Incentive Plan for Non-Employee Directors, the ratification and approval of the amendment of the IHOP Corp. 2001 Stock Incentive Plan and the ratification of the selection of our independent registered public accounting firm, Ernst & Young, LLP.

In addition to the formal items of business at our Annual Meeting, we will review the major Company developments over the past year and share with you our plans for the future. You will have an opportunity to ask questions and express your views to the senior management of IHOP Corp. Members of the Board of Directors and representatives of Ernst & Young LLP, are expected to be present.

Whether or not you are able to attend the Annual Meeting in person, it is important that your shares be represented. You can vote your shares using the Internet or a toll-free telephone number, or by completing and returning the enclosed proxy card by mail. Instructions on each of these voting methods are outlined in the enclosed Proxy Statement. Please vote as soon as possible. The enclosed Proxy Statement is being first sent or given to shareholders on or about April 19, 2005.

We look forward to seeing you on May 24th.

Sincerely yours,
Larry Alan Kay	Julia A. Stewart
Chairman of the Board	President and Chief Executive Officer

450 N. Brand Boulevard • 7th Floor • Glendale, CA 91203-2306

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 24, 2005

To the Shareholders of IHOP Corp.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Meeting” or the “Annual Meeting”) of IHOP Corp., a Delaware corporation (the “Company”), will be held at the Company’s Offices located at 450 N. Brand Boulevard, Glendale, California, on Tuesday, May 24, 2005, at 10:00 a.m., Pacific Daylight Time, for the following purposes:

(1)   To elect three Class II directors and one Class I director;

(2)   To approve the adoption of the IHOP Corp. 2005 Stock Incentive Plan for Non-Employee Directors for the purpose of Section 303A(8) of the New York Stock Exchange Rules;

(3)   To approve the amendment of the IHOP Corp. 2001 Stock Incentive Plan for the purposes of Section 162(m) and Section 422 of the Internal Revenue Code of 1986, as amended, and Section 303A(8) of the New York Stock Exchange Rules;

(4)   To ratify the appointment of Ernst & Young LLP, as the Company’s independent registered public accounting firm for the year ending December 31, 2005; and

(5)   To transact such other business as may properly come before the Meeting or any adjournment thereof.

Only shareholders of record at the close of business on March 25, 2005, the record date for the Meeting, are entitled to notice of and to vote at the Meeting and any adjournment thereof. A list of such shareholders will be available for examination at the principal executive offices of the Company located at 450 N. Brand Boulevard, Glendale, California 91203, at least ten days prior to the Meeting.

To assure that your interests will be represented, whether or not you plan to attend the Meeting, please complete, sign and date the accompanying proxy card and promptly return it in the pre- addressed envelope provided, which requires no postage if mailed in the United States. All shareholders are cordially invited to attend the Meeting in person. If you attend the Meeting, you may vote in person if you wish, even if you have previously returned your proxy card.

By Order of the Board of Directors,
Mark D. Weisberger
Secretary
April 19, 2005
Glendale, California

Voting on Matters before the Annual Meeting

Q:   What am I voting on?

A:   There are four items that shareholders are asked to vote on at the 2005 Annual Meeting:

Proposal 1:   Election of three Class II directors and one Class I director.

Proposal 2:   The approval of the adoption of the IHOP Corp. 2005 Stock Incentive Plan for Non-Employee Directors for the purpose of Section 303A(8) of the New York Stock Exchange Rules.

Proposal 3:   The approval of the amendment of the IHOP Corp. 2001 Stock Incentive Plan for the purposes of Section 162(m) and Section 422 of the Internal Revenue Code of 1986, as amended, and Section 303A(8) of the New York Stock Exchange Rules.

Proposal 4:   The ratification of the appointment of Ernst & Young LLP, as the Company’s independent public accountants for the year ending December 31, 2005.

Q:   Who is entitled to vote?

A:   Only shareholders of record at the close of business on March 25, 2005 (the “Record Date”), will be entitled to receive notice of, and to vote at, the Meeting. As of the Record Date, there were outstanding 19,995,262 shares of Common Stock, par value $.01 per share (the “Common Stock”), of the Company. Each shareholder of record is entitled to one vote for each share of Common Stock held by such holder and may vote such shares either in person or by proxy. The presence in person or by proxy of 9,997,632 shares of common stock will constitute a quorum at the Meeting.

Q:   How do I cast my vote?

A:   If you hold your shares as a registered shareholder, you can vote in person at the Annual Meeting or you can vote by mail, telephone or on the Internet.

If your stock is held through a broker or bank you will receive voting instructions from your bank or broker describing how to vote your stock. The availability of telephone or Internet voting will depend upon the bank’s or broker’s voting processes.

Whichever method you use, each valid proxy received in time will be voted at the Annual Meeting by the persons named on the proxy card in accordance with your instructions. To ensure that your proxy is voted, it should be received by the close of business on May 20, 2005.

If you submit a proxy card without giving instructions, your shares will be voted as recommended by the Board of Directors.

Mellon Investor Services has been engaged as the independent inspector of election to tabulate shareholder votes at the Meeting.

Q:   How does the Board of Directors recommend voting?

A:   The Board of Directors recommends voting:

•       FOR each nominee to the Board of Directors;

•       FOR the approval of the adoption of the IHOP Corp. 2005 Stock Incentive Plan for Non-Employee Directors; and

•       FOR the approval of the amendment of the IHOP Corp. 2001 Stock Incentive Plan.

The Audit Committee of the Board of Directors recommends voting:

•       FOR ratification of Ernst & Young, LLP as the Company’s independent registered public accounting firm.

Q:   How will my stock be voted on other business brought up at the Annual Meeting?

A:   By submitting your proxy card, you authorize the persons named on the proxy card to use their discretion in voting on any other matter brought before the Annual Meeting. The Company does not know of any other business to be considered at the Annual Meeting.

Q:   Can I change my vote or revoke my proxy?

A:   Yes. You can change your vote or revoke your proxy at any time before it is voted at the Annual Meeting by executing a later-voted proxy by telephone, mail or the Internet or by voting by ballot at the Meeting.

Q:   Will abstentions or broker non-votes affect the voting results?

A:   Assuming a quorum is present, directors shall be elected by a plurality of the votes cast in the election of directors. Other matters submitted for shareholder approval shall be decided by the vote of the holders of a majority of the stock represented and entitled to vote at the Meeting. Abstentions and broker non-votes will be counted and will have the same effect as “no” votes.

Q:   What is the date of distribution of this Proxy Statement and the proxies solicited hereby?

A:   We are sending this Proxy Statement and the proxies to our shareholders beginning on or about April 19, 2005.

Q:   What are the costs of this proxy solicitation?

A:   The Board of Directors of the Company is soliciting your proxy for use at the Annual Meeting, and at any adjournment thereof. The Company will bear the cost of this proxy solicitation, including the reimbursement to banks and brokers for reasonable expenses of sending out proxy materials to the beneficial owners of our common stock. In addition, officers of the Company may solicit proxies in person or by mail, telephone, e-mail or fax.

Where to Find More Information on IHOP Corp.

Documents Filed with the Securities and Exchange Commission (“SEC”)

•       This Proxy Statement is accompanied by the Company’s 2004 Annual Report, which includes the Company’s consolidated financial statements for the year ended December 31, 2004.

•       You can obtain any of the documents that we file with the SEC (including an additional copy of our 2004 Annual Report on Form 10-K) by contacting us or the SEC (see below for information on contacting the SEC). To obtain documents from us, please direct requests in writing or by telephone to:

IHOP Corp.

450 N. Brand Boulevard

Glendale, California 91203-2306

Phone: (818) 240-6055

Attention: Corporate Secretary•

•       We will send you the requested documents without charge, excluding exhibits.

•       If you would like to request documents from us, including any documents we may subsequently file with the SEC prior to the Meeting, please do so by May 1, 2004, so that you will receive them before the Meeting.

Additional Information

There are a number of other sources for additional information on IHOP Corp.

•       The Securities and Exchange Commission. We file reports, proxy statements and other information with the SEC, much of which can be accessed through the SEC’s Web site (http://www.sec.gov) or can be reviewed and copied at the SEC’s Public Reference Room at 450 Fifth Street N.W., Washington, D.C. 20549. Please call 1-800-732-0330 for further information on the Public Reference Room.

•       The New York Stock Exchange. Reports and other information on the Company can be reviewed at the office of the New York Stock Exchange at 20 Broad Street, New York, NY 10005.

•       The IHOP Corp. Web site. Our Web site at http://www.ihop.com provides ongoing information about the Company and its performance along with copies of the charters of our board committees, and our corporate governance guidelines and ethics policies. Please note that information contained on our Web site does not constitute part of this Proxy Statement.

IMPORTANT NOTE:

You should rely only on the information contained in this Proxy Statement to vote on the proposals at the Annual Meeting. We have not authorized anyone to provide you with information that is different from what is contained in this Proxy Statement. This Proxy Statement is dated April 19, 2005. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than such date, and the mailing of this Proxy Statement to shareholders shall not create any implication to the contrary.

Principal Holders of Common Stock

The following table sets forth the only persons who, to the knowledge of management, owned beneficially on February 28, 2005, more than 5% of the outstanding shares of the Company’s Common Stock.

Name and Address	Shares Owned		Percent of Class
Southeastern Asset Management, Inc., Longleaf Partners Small-Cap Fund, and O. Mason Hawkins Southeastern Asset Management, Inc. 6075 Poplar Avenue, Suite 900 Memphis, TN 38119	3,905,300	(1)	19.5%
MSD Capital, L.P. MSD SBI, L.P(2) 645 Fifth Avenue, 21st Floor New York, New York 10022	2,100,100	(2)	10.5%
Neuberger Berman, Inc. Neuberger Berman, LLC Neuberger Berman Management, Inc. Neuberger Berman Genesis Fund(3) 605 Third Avenue New York, New York 10158	1,661,792	(3)	8.3%
Chilton Investment Company, Inc. 1266 East Main Street 7th Floor Stamford, CT 06902	2,010,532	(4)	10.1%
Transamerica Investment Management, LLC 1150 S. Olive Street Los Angeles, CA 90015	2,349,818	(5)	11.8%

(1)            In Amendment No. 2 to Schedule 13G, dated February 7, 2005, jointly filed by Southeastern Asset Management, Inc., Longleaf Partners Small-Cap Fund and Mr. O. Mason Hawkins, such persons report that, at December 31, 2004, Southeastern Asset Management, Inc. possessed sole power to vote or to direct the vote with respect to 809,200 of these shares, no power to vote or direct the vote for 118,000 of these shares, shared power to vote or to direct the vote with respect to 2,978,100 of these shares, sole power to dispose or direct the disposition of 972,200 of these shares and shared power to dispose or direct the disposition of 2,978,100 of these shares. Longleaf Partners Small-Cap Fund possessed shared power to vote or to direct the vote and shared power to dispose or to direct the disposition of 2,978,100 of these shares. Mr. Hawkins possessed no power to vote or to direct the vote and no power to dispose or to direct the disposition of any of these shares.

(2)            In Amendment No. 1 to Schedule 13G dated February 17, 2004, MSD Capital, L.P. and MSD SBI, L.P. jointly reported that as of December 31, 2003 they possessed shared power to vote or direct the vote and shared power to dispose or direct the disposition of these shares.

(3)            In Amendment No. 2 to Schedule 13G dated February 13, 2004, Neuberger Berman, Inc., Neuberger Berman, LLC, Neuberger Berman Management, Inc. and Neuberger Berman Genesis Fund jointly reported that as of December 31, 2003, Neuberger Berman, Inc. and Neuberger Berman, LLC possessed sole power to vote or to direct the vote with respect to 32,500 of these shares, shared power to vote or direct the vote with respect to 1,183,000 of these shares, and shared power to dispose or to direct the disposition of 1,661,792 of these shares. Neuberger Berman Genesis Fund possessed shared power to vote or direct the vote and shared power to dispose or to direct the disposition of 1,143,400 of these shares.

(4)            In its Schedule 13G dated March 10, 2005, Chilton Investment Company, Inc. reported that at February 28, 2005, it possessed sole power to vote or to direct the vote and sole power to dispose or to direct the disposition of all of these shares.

(5)            In Amendment No. 2 to Schedule 13G dated July 8, 2004, Transamerica Investment Management, LLC reported that it possessed shared power to vote or direct the vote and shared power to dispose or direct the disposition of all of these shares.

Stock Ownership of Management and Directors

The following table shows the beneficial ownership, reported to the Company as of February 28, 2005, including shares as to which a right to acquire ownership exists (by the exercise of stock options) within the meaning of Rule 13-d3(d)(1) under the Securities Exchange Act of 1934, as amended, of each director, each nominee for election as director, the chief executive officer and the four other most highly compensated executive officers of the company during 2004 and all directors and executive officers of the Company, as a group.

Name and Address(1)	Shares Owned(2)(3)(4)	Percent of Class
H. Frederick Christie	44,334	*
Richard J. Dahl	5,500	*
Frank Edelstein	21,000	*
Michael S. Gordon	68,334	*
Larry Alan Kay	35,978	*
Caroline W. Nahas	29,334	*
Gilbert T. Ray	0	*
Patrick W. Rose	37,434	*
Julia A. Stewart	197,015	1.0%
Thomas G. Conforti	59,393	*
Richard C. Celio	31,667	*
Robin L. Elledge	8,542	*
Mark D. Weisberger	36,885	*
All directors and executive officers as a group (15 persons)	580,473	2.8%

*                    Represents less than 1% of the outstanding Common Stock

(1)            The address for each of the directors and named executive officers is:

IHOP Corp.

450 N. Brand Boulevard

Glendale, California 91203-2306

(2)            Subject to applicable community property laws and similar statutes.

(3)            Share amounts for each of the directors, named executive officers and for all directors and executive officers as a group include shares subject to options that are exercisable within 60 days of the date of this Proxy Statement, as follows:

Name	No. Shares
H. Frederick Christie	33,334
Richard J. Dahl	5,000
Frank Edelstein	10,000
Michael S. Gordon	33,334
Larry Alan Kay	18,334
Caroline W. Nahas	29,334
Gilbert T. Ray	0
Patrick W. Rose	33,334
Julia A. Stewart	196,668
Richard C. Celio	46,002
Thomas G. Conforti	31,667
Robin L. Elledge	5,000
Mark D. Weisberger	31,001
All directors and executive officers as a group (15 persons)	468,008

(4)            Each of the named executive officers participate in the International House of Pancakes Employee Stock Ownership Plan (the “ESOP”). Mr. Conforti, Ms. Elledge and Mr. Weisberger possess shared investment power over the shares held by the ESOP by virtue of their membership on the Administrative Committee of the ESOP. The share amounts for the named executive officers and all directors and executive officers as a group include shares held in the ESOP for the accounts of executive officers, as follows:

Name	No. Shares
Julia A. Stewart	562
Richard C. Celio	3,284
Thomas G. Conforti	215
Robin L. Elledge	3,757
Mark D. Weisberger	6,099
All directors and executive officers as a group (15 persons)	18,189

Compliance with Section 16(a) of the Securities Exchange Act

The Company’s directors and executive officers and the beneficial holders of more than 10% of the Common Stock are required to file reports with the SEC of changes in their ownership of Company stock. Based on its review of such reports, the Company believes that all such filing requirements were met during 2004.

Proposal 1. Election of Three Class II Directors and One Class I Director

The Board of Directors of the Company is divided into three classes of directors. Class II directors currently serve until the Annual Meeting of Shareholders in 2005, Class III directors until the Annual Meeting of Shareholders in 2006, and Class I directors until the Annual Meeting in 2007 (in each case, until their respective successors are duly elected and qualified). At the Meeting, three Class II directors will be elected for three-year terms and one Class I director will be elected for a two year term. In December, 2004, Gilbert T. Ray was appointed to fill the vacant board seat in Class I left upon the retirement of former director Neven Hulsey. In accordance with the by-laws of the Company, Mr. Ray has been nominated to serve as a Class I director for a term coincident with the terms of the other Class I directors. Shares of Common Stock represented by the enclosed Proxy, if returned duly executed and unless instructions to the contrary are indicated thereon, will be voted for the nominees listed below.

The Board of Directors upon recommendation of the Nominating Committee has designated the four nominees listed below for election as directors of the Company for terms expiring in 2008 (in the case of the Class II directors) and 2007 (in the case of the Class I director). As indicated below, Ms. Stewart and Messrs. Gordon and Kay have been nominated in Class II and Mr. Ray has been nominated in Class I. The enclosed Proxy will be voted as specified thereon or, if no instructions are given, for the Board’s nominees; however, the persons designated to vote Proxies reserve full discretion to vote the Common Stock represented by the Proxies for the election of the remaining nominees and any substitute nominee or nominees designated by the Board of Directors in the event the nominee who would otherwise receive the votes is unavailable or unable to serve as a candidate for election as a director. The Board of Directors has no reason to believe that any of the nominees will be unavailable or unable to serve if elected.

Information Concerning Nominees and Members of the Board of Directors

Nominees—Terms to Expire 2008 (Class II)

Michael S. Gordon (age 69). Mr. Gordon has served on the Company’s board of directors since 1987. He has served as Chairman of StoneCreek Capital, Inc. (formerly The Gordon+Morris Group, Inc.) since January 2002. He served as Chairman or Co-Chairman of StoneCreek Capital, Inc. from 1992 to 2001.

Larry Alan Kay (age 58). Mr. Kay was named Chairman of the Board of the Company’s board of directors in January 2003. He has served on the board of directors since 1987. Mr. Kay is a private consultant and investor. He served as Publisher, Fi: The Magazine of Music & Sound, and President and Chief Executive Officer of Fi, L.L.C. from October 1995 until May 1998.

Julia A. Stewart (age 49). Ms. Stewart has served on the Company’s board of directors since December 2001. She has served as the Company’s Chief Executive Officer and President since May 2002 and had served as the Company’s President and Chief Operating Officer from December 2001 until May 2002. Ms. Stewart served as President, Domestic Division, of Applebee’s International, Inc. from October 1998 to August 2001. She served as National Vice President, Franchise and License of Taco Bell Corp. from January 1997 to October 1998 and as Western Region Vice President—Operations of Taco Bell Corp. from October 1995 to January 1997. Ms. Stewart has served on the board of directors of Avery Dennison Corporation since January 2003.

Nominee—Terms to Expire 2007 (Class I)

Gilbert T. Ray (age 60). Mr. Ray became a member of the Company’s board of directors in December 2004. He was a partner of the law firm of O’Melveny & Myers LLP until his retirement in 2000. Mr. Ray is a member of the boards of Advanced Auto Parts, Inc., Watson Wyatt & Company Holdings, DiamondRock Hospitality Company, Automobile Club of Southern California, and Sierra

Monolithics, Inc. Mr. Ray is also a trustee of SunAmerica Series Trust, Seasons Series Trust, The John Randolph Haynes and Dora Haynes Foundation, and St. John’s Health Center Foundation.

Continuing Directors—Terms to Expire 2006 (Class III)

H. Frederick Christie (age 71). Mr. Christie has served on the Company’s board of directors since 1992. He is an independent consultant and has served on the boards of directors of Ducommun, Incorporated since 1985, Southwest Water Co. since 1995 and Valero L.P. since 2002. Beginning in 1972, he has served as a director or trustee of the following mutual funds operated by Capital Research and Management Company: American Mutual Fund, AMCAP Fund, U.S. Government Securities Fund, American High Income Trust, American High Income Municipal Bond Fund, American Variable Insurance Series, The Bond Fund of America, Capital Income Builder, Capital World Bond Fund, Capital World Growth and Income Fund, Cash Management Trust of America, Intermediate Bond Fund of America, Limited Term Tax Exempt Bond Fund of America, The New Economy Fund, SMALL CAP World Fund, The Tax Exempt Bond Fund of America, The Tax Exempt Fund of California, The Tax Exempt Money Fund of America, and The U.S. Treasury Money Fund of America.

Richard J. Dahl (age 53). Mr. Dahl has served on the Company’s board of directors since February 2004. He currently serves on the Board of Directors and as President and Chief Operating Officer of Dole Food Company, Inc. From July of 2002 through July of 2004 Mr. Dahl served as Vice President, then Senior Vice President and Chief Financial Officer, of Dole Food Company, Inc. He was President and Chief Operating Officer of Pacific Century Financial Corporation (formerly known as Bancorp Hawaii, Inc.) from 1994 until 2002.

Patrick W. Rose (age 62). Mr. Rose has served on the Company’s board of directors since 1992. He is currently a private investor. Mr. Rose served as Chairman of the Board, President and Chief Executive Officer of Van Camp Seafoods, Inc., from March 1995 to August 1997. He has served on the board of directors of Riviana Foods, Inc. since 1995.

Continuing Directors—Terms to Expire 2007 (Class I)

Frank Edelstein (age 79). Mr. Edelstein has served on the Company’s board of directors since 1987. He is an independent consultant and has served on the boards of directors of Ceradyne, Inc. since 1987 and Arkansas Best Corp. since 1988.

Caroline W. Nahas (age 56). Ms. Nahas has served on the Company’s board of directors since 1992. She has held the position of Managing Director, Southern California, of Korn/Ferry International or similar positions since May 1998. She served as a member of the Executive Committee of Korn/Ferry International from December 1995 until August 1998. Ms. Nahas has served as a director of Whittier Holdings, Inc. since 2000.

Board of Directors and Corporate Governance

The Board of Directors is responsible for overseeing the direction, affairs and management of the Company.

The Company has implemented a number of changes to its corporate governance practices in response to the Sarbanes-Oxley Act of 2002 and the changes to the corporate governance listing standards of the New York Stock Exchange (“NYSE”).

The following highlights some of the corporate governance initiatives taken by the Board, in response to the Sarbanes-Oxley Act, the NYSE rules and otherwise:

Corporate Governance Principles.   The NYSE rules require listed companies to adopt corporate governance principles. The current version of the Company’s corporate governance principles can be found on the Corporate Governance portion of the Investor Information section of our website, http://www.ihop.com.

Director Attendance at Annual Meetings.   All directors are expected to attend the Company’s Annual Meeting of shareholders. All of the directors attended the Company’s 2004 annual meeting of shareholders.

Independent Directors.   The NYSE rules require listed companies to have a board of directors with at least a majority of independent directors. The Company has now, and has had for many years, a majority of independent directors.

Under the NYSE rules, a director qualifies as “independent” upon the Board affirmatively determining that he or she has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). Based upon a review of the directors’ backgrounds and business activities, the Board has determined that each of the directors, other than Julia Stewart, has no material relationship with the Company and therefore that they qualify as independent.

Board Committees.   Both the Sarbanes-Oxley Act and the NYSE rules require the Company to have an audit committee comprised solely of independent directors, and the NYSE rules also require the Company to have a compensation committee and a nominating and corporate governance committee, each of which is comprised solely of independent directors. The Company is in compliance with these requirements.

Under the Sarbanes-Oxley Act, members of an audit committee must have no affiliation with the Company, other than the Board seat, and receive no compensation in a capacity other than as a director/committee member. Each member of our Audit Committee meets this independence standard.

The current charters of all three of the Company’s Board Committees can be found on the Corporate Governance portion of the Investor Information section of our website, http://www.ihop.com and are also available in print to shareholders upon written request to Corporate Secretary, IHOP Corp., 450 N. Brand Boulevard, Glendale, CA 91203-2306.

Audit Committee Financial Experts.   Rules promulgated by the SEC under the Sarbanes-Oxley Act require the Company to disclose annually whether our Audit Committee has one or more “audit committee financial experts,” as defined by the SEC. The Board has determined that Mr. Dahl qualifies as an audit committee financial expert and is independent, as defined in the NYSE rules.

Code of Ethics for Chief Executive and Senior Financial Officers.   The Board has adopted a code of ethics that applies to the Company’s CEO and senior financial officers, as required by the SEC. The current version of such code of ethics can be found on the Corporate Governance portion of the Investor Information section of our website, http://www.ihop.com and are also available in print to shareholders upon written request to Corporate Secretary, IHOP Corp., 450 N. Brand Boulevard, Glendale, CA 91203-2306.

Non-Management Directors.   The NYSE rules require that the non-management directors of a listed company meet periodically in executive sessions. The Company’s non-management directors meet separately at the end of each regular meeting of the Board and most regular committee meetings. The Chairman of the Board is not a member of management and presides during executive sessions of the Board.

Interested parties may express their concerns to the Company’s non-management directors by contacting the Chairman of the Nominating and Corporate Governance Committee, care of the Corporate Secretary, IHOP Corp., 450 North Brand Boulevard, Glendale, California 91203-2306. The

Corporate Secretary will relay all such correspondence to the Chairman of the Nominating and Corporate Governance Committee.

Communications with the Board.   Shareholders may communicate with the Board of Directors care of the Corporate Secretary, IHOP Corp., 450 N. Brand Boulevard, Glendale, California 91203-2306. The Corporate Secretary will relay all such correspondence to the entire Board of Directors.

Senior Management Evaluation.   In consultation with all non-management directors, the Compensation Committee annually evaluates the performance of the Company’s CEO.

Corporate Financial Ethics Hotline.   The Company has established a corporate financial ethics hotline to allow any employee to lodge a complaint, confidentially and anonymously, about any accounting, internal control or auditing matter that is of concern.

Board Retirement Policy.   In 2004 the Board resolved that effective with the 2005 Annual Meeting of Shareholders, no director shall stand for election to serve as a member of the Company’s Board of Directors if he or she shall have reached his or her 76th birthday. Notwithstanding the foregoing, under special circumstances, upon the recommendation of the Nominating and Corporate Governance Committee, and upon the consent and approval of a majority of the Board, a director who has reached his 76th birthday may be allowed to run for election to serve on the Board.

Board Meetings and Attendance

Board Meetings (including telephonic conference calls) in 2004: Seven.

Board Committees: Three standing committees: Audit, Compensation, and Nominating and Corporate Governance. See “Board Committees” for descriptions of the principal functions of the committees and their members.

Total Committee Meetings in 2004: 25.

2004 Attendance: Each director attended 75% or more of the total number of meetings held by the Board and all Committees on which he or she served.

Board Committees

Name of Committee and Membership	Principal Functions of the Committee	Meetings in 2004
Audit Committee Richard J. Dahl, Chairman Michael S. Gordon Larry Alan Kay

•   Responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

•   Reviews with management and the independent auditors the Company’s quarterly and annual financial statements and other financial disclosures, the adequacy of internal controls and major issues regarding accounting principles and practices, including any changes resulting from amendments to SEC or Financial Accounting Standards Board (“FASB”) rules.

•   Meets at each meeting with the Company’s director of internal audit and the independent auditors in separate executive sessions.

•   Reviews the performance of the Company’s independent auditors.

•   Prepares a report to shareholders included in the Company’s proxy statement for its annual meeting of shareholders.

		12
Compensation Committee Frank Edelstein, Chairman Caroline W. Nahas Patrick W. Rose

•   Oversees the Company’s compensation and employee benefit plans and practices, including its executive compensation plans and its incentive-compensation and equity-based plans.

•   Reviews at least annually the goals and objectives of the Company’s executive compensation plans, and amends, or recommends that the Board amend, these goals and objectives if the Committee deems it appropriate.

•   Evaluates annually the performance of the CEO and other executive officers in light of the goals and objectives of the Company’s executive compensation plans, and either as a committee or, together with the other independent directors, determines and approves the CEO’s compensation based on this evaluation and makes recommendations to the Board with respect to the compensation of the other executive officers.

•   Evaluates annually the appropriate level of compensation for Board and Committee service by non-employee members of the Board.

•   Prepares a report on executive compensation to be included in the Company’s proxy statement for its annual meeting of shareholders or its annual report on Form 10-K.

		5
Nominating and Corporate Governance Committee H. Frederick Christie, Chairman Michael S. Gordon Gilbert T. Ray Patrick W. Rose	• Identifies and recommends to the Board individuals qualified to serve as directors of the Company and on committees of the Board. • Advises the Board with respect to the Board composition, procedures and committees. • Develops and recommends to the Board a set of corporate governance principles applicable to the Company. • Oversees the evaluation of the Board and the Company’s management.	8

Director’s Compensation

Director’s Compensation is paid only to non-employee Directors.

Annual Retainers:
Chairman of the Board:	$80,000
Audit Committee Chair:	$42,500
Compensation and Nominating and Corporate Governance Committee Chairs:	$40,000
Regular Directors:	$35,000
Committee Meeting Fees:	$1,000 per Committee meeting attended, including telephonic meetings (with no additional payment when more than one meeting is attended on the same day).
Expenses:	Reasonable expenses are reimbursed for attendance at Board and Committee meetings and other Company events.
Stock Options:

Non-employee directors will be eligible to participate in the 2005 Stock Incentive Plan for Non-Employee Directors (the “2005 Plan”) if approved by the shareholders at the Annual Meeting. Under the 2005 Plan, non-employee directors may receive periodic grants of stock options and restricted stock. See “Proposal 2. Approval of the IHOP Corp. 2005 Stock Incentive Plan for Non-Employee Directors” for a detailed description of the Non-Employee Directors Plan. If the 2005 Plan is approved by the Company’s stockholders, the non-employee directors will be entitled to the awards set forth opposite their names in the New Plan Benefits Table set forth in Proposal 2.

Executive Officers of the Company

The following table sets forth certain information with respect to each person who is an executive officer of the Company:

Executive Officer	Age	Position and Offices with the Company
Julia A. Stewart	49	Director, Chief Executive Officer and President
Richard C. Celio	54	Vice President, Franchise Development
Thomas G. Conforti	46	Chief Financial Officer
Robin L. Elledge	46	Vice President, Human Resources
Rand M. Ferris	48	Vice President, Franchise Operations
Carolyn P. O’Keefe	48	Chief Marketing Officer
Mark D. Weisberger	49	Vice President, Legal, Secretary and General Counsel

Executive officers of the Company are appointed by the Board of Directors and serve at the Board’s discretion.

See “Information about the Nominees and Continuing Directors” above for additional information concerning Ms. Stewart.

Mr. Celio served as Vice President, Development from March 1997 until June 2003 at which point he assumed the position of Vice President, Franchise Development.

Mr. Conforti was elected Chief Financial Officer in December 2002. He served as Chief Financial Officer of KB Home from March 2001 to June 2001. He served as President and Chief Operating Officer of eMind.Com LLC from March 2000 to March 2001. Mr. Conforti has served and continues to serve as a member of the board of directors of eMind.Com LLC since March 2000. He served as Executive Vice President of Operations and Chief Financial Officer from April 1999 to March 2000, as Executive Vice President, Global Licensing from May 1998 to June 1999 and as Executive Vice President and Chief Financial Officer from July 1997 to April 1998 of the Consumer Products Division of The Walt Disney Company.

Ms. Elledge has served as Vice President, Human Resources since March 2000. She had served as the Company’s Director of Training from October 1995 to March 2000.

Mr. Ferris has served as Vice President-Franchise Operations since July 2003. He had served as Division Vice President, Operations, West from May 1996 to July 2003.

Ms. O’Keefe was named Chief Marketing Officer on September 1, 2004. From February, 1998 to May, 2003 she served as Vice President Retail Concept of Allied Domecq QSR/Baskin Robbins. From June, 2003 to August, 2004 she was self-employed as a marketing consultant.

Mr. Weisberger has served as Vice President, Legal, Secretary and General Counsel since January 1994.

Employment Agreements

Each of the executive officers are parties to employment agreements with the Company. The agreements provide for base salaries, participation in a bonus program, car allowances or a company car, and certain other perquisites and benefit programs available to other employees. In addition, the Board of Directors may, at its discretion, increase any executive officer’s base salary during the term of such officer’s employment agreement. The executive officers received upon hiring incentive grants of stock options, and in the case of Mr. Celio, stock options and an award of restricted stock. The employment agreements generally call for initial employment terms of two years (one year for Mr. Weisberger) and provide for automatic successive one-year extensions unless the Company or the officer gives notice to the contrary more than 90 days prior to the expiration of the then current term of the agreement.

In the event of a change in control of the Company, the employment periods of Ms. Stewart and the other executive officers will automatically be extended, for two years from the date of such change in control. For purposes of the employment agreements, a “change in control” will be deemed to have occurred if (i) any person acquires 25% or more of the combined voting power of the Company’s then outstanding securities; (ii) in any two consecutive years individuals who at the beginning of the period constitute the board, plus any directors approved by a vote of at least two- thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; (iii) the shareholders approve certain merger or consolidation transactions other than (a) a merger or consolidation which would result in the voting securities of the Company continuing to represent at least 75% of the combined voting power of the voting securities of the Company or surviving entity immediately after such merger or consolidation or (b) a merger or consolidation effected to implement a recapitalization of the Company in which no person acquires more than 50% of the combined voting power of the Company’s then outstanding securities; or (iv) the shareholders approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

Each executive officer is entitled to receive compensation through the date of termination if such officer’s employment is terminated (i) by the Company for “cause” or “disability” or (ii) by the officer for any reason, other than a “voluntary termination” or for “good reason” following a change in control of the Company. For purposes of the employment agreements, “cause” means willful failure to substantially perform one’s duties, willful misconduct or the commission of acts of dishonesty, fraud, misrepresentation or moral turpitude as would prevent the effective performance of the employee’s duties. “Disability” is defined to mean the employee’s absence from the full-time performance of his or her duties for 90 consecutive days or 180 days within any 12 month period as a result of incapacity due to physical or mental illness. “Good reason” includes, generally, a material breach of the agreement, an adverse change in the officer’s duties or responsibilities from those in effect prior to such change in control, a reduction of the officer’s salary or benefits, or relocation of the officer outside of Southern California or failure of the Company to pay the officer his or her compensation or to continue in effect any compensation plan or benefit plan as in effect immediately prior such change in control. A “voluntary termination” may occur upon an uncorrected material breach of the agreement by the Company.

Ms. Stewart’s employment agreement provides that the Company extend to her an interest free personal loan in the amount of $600,000. The personal loan is forgiven in increments of $100,000 annually, commencing on December 31, 2002 and would automatically be forgiven upon a change in control or in the event of her termination by the Company for any reason other than for cause. The agreement further provides that if Ms. Stewart is terminated for cause or terminates her employment other than in a voluntary termination, she agrees to repay any amount outstanding on such loan within 60 days of such termination.

If an executive officer’s employment is terminated (i) by the Company other than for cause or disability, (ii) by the officer in a “voluntary termination” or for “good reason” or (iii) by reason of the officer’s death, then the officer (or, in the event of such officer’s death, his or her designated payee) will be entitled to receive (i) a lump sum payment of the salary and bonus payments that would have been payable to such officer through (a) in the case of death or a voluntary termination, the term of the agreement, (b) in the case of termination by the employee for “good reason” following a change in control, a period of 24 months, and (c) in any other instance, a period of 12 months and (ii) continuing insurance benefits for the same period at no cost to the officer (or designated payee), subject to reduction under certain circumstances. In addition, if the Company does not elect to extend

Ms. Stewart’s agreement, she will be entitled to the compensation and benefits described above for a period of 12 months and her options shall become vested and immediately exercisable. Payments and benefits under each employment agreement would be reduced to the extent they are not deductible under Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”).

Nominating and Corporate Governance Committee

Our Nominating and Governance Committee is comprised of four non-employee, independent directors, H. Frederick Christie (Chairman), Michael S. Gordon, Gilbert T. Ray and Patrick W. Rose. The Committee operates under a written charter adopted by the Board of Directors, which can be found in the Corporate Governance portion of the Investor Relations section of our corporate Web site, http://www.ihop.com and is also available in print to shareholders upon written request to Corporate Secretary, IHOP Corp., 450 N. Brand Blvd., Glendale, CA 91401-2306. The chart set forth in “Board Committees” describes some of the principal functions of the Committee under its charter.

The Committee will consider director candidates recommended by shareholders. Shareholders wishing to recommend director candidates for consideration by the Committee may do so by writing to the Corporate Secretary, giving the recommended nominee’s name, biographical data and qualifications, accompanied by the written consent of the recommended nominee.

Consistent with its charter, the Committee considers various criteria in Board candidates, including, among others, experience, interpersonal skills, expertise, diversity, personal and professional integrity, character, business judgment, business philosophy, time availability in light of other commitments, dedication, conflicts of interest and such other relevant factors that the Committee considers appropriate in the context of the needs of the Board. The Committee also considers whether a potential nominee would satisfy the NYSE’s criteria of director “independence”; the NYSE’s “financial management expertise” standard; and the SEC’s definition of “audit committee financial expert”.

Whenever a vacancy exists on the Board due to expansion of the Board’s size or the resignation or retirement of an existing director, the Committee begins its process of identifying and evaluating potential director nominees. The Committee considers recommendations of management, shareholders and others. The Committee has sole authority to retain and terminate any search firm to be used to identify director candidates, including approving its fees and other retention terms.

At the Meeting, Mr. Ray is the only director nominee who was not previously elected by our shareholders. He was brought to the attention of the Committee by the Committee’s chairman, Mr. Christie. Mr. Ray met with the Committee and other members of the board of directors. After consulting with these directors and members of senior management, and upon the adoption of a resolution of the Committee, the Chairman of the Committee recommended the election of Mr. Ray to the Board of directors. Mr. Ray was unanimously elected to the Board in December 2004.

The Committee conducted an evaluation and assessment of all of the sitting directors including those whose term expires in 2005 for purposes of determining whether to recommend them for nomination for re-election to the Board of Directors. After reviewing the assessment results, the Committee determined to recommend to the Board that Ms. Stewart and Messrs. Gordon and Kay be nominated to run for re-election to the Board of Directors. The Board accepted the Committee’s recommendation and has nominated Ms. Stewart and Messrs. Gordon and Kay for re-election.

The Committee did not receive any recommendations from stockholders proposing candidates for election to the Board at the 2005 Annual Meeting.

Compensation of Executive Officers

The following Summary Compensation Table sets forth information concerning compensation earned in the fiscal years ended December 31, 2004, 2003 and 2002 by the Company’s Chief Executive Officer and its next four most highly compensated executive officers (the “Named Executives”).

SUMMARY COMPENSATION TABLE

	Annual Compensation					Long-Term Compensation Awards
Name and Principal Position	Year	Salary($)	Bonus($)	Other Annual Compensation($)(1)		Restricted Stock Awards (Number)	Securities Underlying Options/ SARs (Number)	All Other Compensation ($)(2)
Julia A. Stewart	2004	590,000	818,625	122,039	(3)	—	40,000	9,879
Chief Executive Officer and	2003	498,143	885,000	129,025	(3)	—	50,000	13,616
President	2002	441,667	—	244,309	(3)	—	—	242,997
Richard C. Celio	2004	273,950	171,451	—		—	13,000	11,330
Vice President, Franchise and	2003	265,850	178,890	—		—	20,000	14,735
Development	2002	256,250	—	—		—	15,000	14,425
Thomas G. Conforti	2004	342,438	275,138	—		—	15,000	39,098
Chief Financial Officer	2003	327,438	284,538	—		—	—	14,998
	2002	19,792	—	—		—	40,000	—
Robin L. Elledge	2004	194,125	123,791	—		—	13,000	331,268
Vice President, Human Resources	2003	186,250	129,200	—		—	15,000	264,755
	2002	173,250	—	—		—	11,000	13,814
Mark D. Weisberger	2004	258,087	164,320	—		—	13,000	76,351
Vice President, Legal, Secretary	2003	250,512	171,598	—		—	17,500	573,765
and General Counsel	2002	241,250	—	—		—	15,000	14,089

(1)       While each of the named individuals received perquisites or other personal benefits in the years shown, in accordance with applicable regulations, the value of these benefits is not indicated other than for Ms. Stewart, because they did not exceed in the aggregate the lesser of $50,000 or 10% of the individual’s salary and bonus in 2004.

(2)       Amounts include the value of shares contributed to the ESOP for 2004 on behalf of the Named Executives as well as the value of forfeitures allocated to their accounts from employees who withdrew from the ESOP prior to vesting, as follows: Ms. Stewart, $8,529; Mr. Celio, $8,525; Mr. Conforti, $8,527; Ms. Elledge, $8,525 and Mr. Weisberger, $8,523. It also includes the value of premiums for life insurance as follows for 2004: Ms. Stewart, $1,350; Mr. Celio, $2,805; Mr. Conforti, $1,214; Ms. Elledge, $1,014 and Mr. Weisberger, $2,489. The 2004 amounts also include value realized from the exercise of stock options by Ms. Elledge and Mr. Weisberger in the amounts of $321,729 and $65,339, respectively, and medical expense reimbursements for Mr. Conforti totaling $29,357.

(3)       On December 26, 2001, the Company loaned $1.2 million to Ms. Stewart. A portion of the loan ($600,000) is a personal loan. Pursuant to her employment agreement, this personal loan is interest free and automatically forgiven in annual increments of $100,000. The other portion of the loan ($600,000) was an interest free bridge loan to be used as a portion of the down payment on a new home. In early 2002, $490,000 of this loan was repaid and $110,000, which represents the decline in value of her former residence, was forgiven by the Compensation Committee of the Board of Directors. The 2004 amount includes the forgiveness of $100,000 on her personal loan and imputed interest of $22,039. The 2003 amount includes the forgiveness of $100,000 on her personal loan and imputed interest of $29,025. The 2002 amount includes the forgiveness of $100,000 on her personal loan and $110,000 on the bridge loan, as described above, and $34,309 in imputed interest on these interest free loans.

Stock Options and Stock Appreciation Rights

The following table provides information with respect to the Named Executives concerning grants of stock options during the year ended December 31, 2004. No stock appreciation rights were granted to the named executives in 2004.

Option/SAR Grants in Last Fiscal Year

	Individual Grants
		Percent of			Potential Realizable
	Number of	Total			Value at Assumed
	Securities	Options/SARs	Exercise or		Annual Rates of Stock
	underlying	Granted to	Base		Price Appreciation for
	options/SARs	Employees in	Price		Option Term
Name	Granted(#)(1)	Fiscal Year	($/SH)	Expiration Date	5%($)	10%($)
Julia A. Stewart	40,000	16.3%	36.10	2/24/2014	908,124	2,301,364
Richard C. Celio	13,000	5.3%	36.10	2/24/2014	295,140	747,943
Thomas G. Conforti	15,000	6.1%	36.10	2/24/2014	340,546	863,012
Robin L. Elledge	13,000	5.3%	36.10	2/24/2014	295,140	747,943
Mark D. Weisberger	13,000	5.3%	36.10	2/24/2014	295,140	747,943

(1)            Options with respect to one-third of the shares subject to options vested and became exercisable on February 24, 2005; options with respect to an additional one-third of the shares subject to options vest and become exercisable on February 24, 2006; and options with respect to the remaining shares vest and become exercisable on February 24, 2007. In the event of a “Change in Control,” as such term is defined in the IHOP Corp. 2001 Stock Incentive Plan, options awarded under such plan not previously exercisable and vested shall become fully exercisable and vested.

(2)            The potential realizable values illustrate values that might be realized upon exercise immediately prior to the expiration of the term of these options using 5% and 10% appreciation rates, as required by the Securities and Exchange Commission, compounded annually. These values do not, and are not intended to, forecast possible future appreciation, if any, of the Company’s stock price. Additionally, these values do not take into consideration the provisions of the options providing for vesting over a period of years or termination of options following termination of employment.

The following table provides information with respect to the Named Executives concerning: (a) the exercise of stock options during the year ended December 31, 2004, and (b) unexercised stock options held at December 31, 2004. There were no Stock Appreciation Rights outstanding at December 31, 2004. No stock options were repriced, amended or replaced in 2004.

Aggregated Option/SAR Exercises in Last Fiscal Year, and Fiscal Year-End Option/SAR Values

			Number of Securities		Value of Unexercised
	Shares		Underlying Unexercised		in-the-Money
	Acquired		Options/SARs at		Options/SARs at
	on	Value	Fiscal Year-End		Fiscal Year-End(1)
Name	Exercise(#)	Realized($)(2)	Exercisable(#)	Unexercisable(#)	Exercisable($)	Unexercisable($)
Julia A. Stewart	—		166,667	73,333	2,481,573	827,927
Richard C. Celio	—		30,001	31,333	565,489	379,232
Thomas G. Conforti	—		26,667	28,333	468,273	320,977
Robin L. Elledge	19,000	321,728	2,334	26,666	30,545	302,176
Mark D. Weisberger	3,334	65,339	15,834	29,666	235,240	349,410

(1)    Represents the difference between $41.89, the closing price of the Company’s stock at December 31, 2004, and the exercise price of the option, multiplied by the number of shares subject to option.

(2)    Represents the difference between the closing price of the Company’s stock on the exercise date and the option exercise price.

Long-Term Incentive Plans—Awards in Last Fiscal Year

	Number of shares,		Estimated future payouts under non-stock price-based plans(1)
	units or other	Performance or other period	Threshold	Target	Maximum
Name	rights	until maturation or payout	(#)	(#)	(#)
Julia A. Stewart	15,000	January 1, 2004 - January 1, 2007	3,750	15,000	22,500
Richard C. Celio	4,000	January 1, 2004 - January 1, 2007	1,000	4,000	6,000
Thomas G. Conforti	5,000	January 1, 2004 - January 1, 2007	1,250	5,000	7,500
Robin L. Elledge	3,000	January 1, 2004 - January 1, 2007	750	3,000	4,500
Mark D. Weisberger	4,000	January 1, 2004 - January 1, 2007	1,000	4,000	6,000

(1)    Performance Share Award payouts pursuant to the IHOP Corp. 2001 Stock Incentive Plan are earned for achieving specified business objectives for total shareholder return relative to an index of peer companies and aggregate net cash flow from operations, over a three year period beginning January 1, 2004 and ending December 31, 2006 (the “Performance Period”). In order to reach the minimum threshold for payouts, the Company’s relative total shareholder return for the Performance Period must be at or above the 35th percentile, as compared to the peer index, or the Company’s cumulative aggregate net cash flow from operations for the Performance Period must be equal to or greater than $140,000,000. In order to reach the maximum payout, the Company’s relative total shareholder return for the performance period must be at or above the 65th percentile, as compared to the peer index, and the Company’s cumulative aggregate net cash flow from operations for the three year period must be equal to or greater than $190,000,000.

After the Performance Period, one-half of the earned units will be paid in cash. The cash value for each such unit will be equal to the average closing price of one share of the Company’s common stock on the last day of the Performance Period. The balance of the earned units will be paid in an equivalent number of shares of the Company’s common stock. In addition, any dividends declared on the Company’s Common Stock during the Performance Period shall be deemed to have been reinvested in additional shares of the Company’s Common Stock as of the date of the dividend payment and such shares will be paid to the participants after the Performance Period.

Equity Compensation Plan Information

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity Compensation Plans approved by security holders	1,148,186	$33.14	75,919
Equity Compensation Plans not approved by security holders	—	—	—
Total	1,148,186	$33.14	75,919

Report of the Compensation Committee

The Compensation Committee.   Executive compensation decisions are made by the three member Compensation Committee of the Board of Directors. Each member of the Compensation Committee is a non-employee director. The Compensation Committee administers the executive incentive plans, reviews compensation plans, programs and policies, monitors the performance and compensation of executive officers and other key employees and makes recommendations and reports to the Board of Directors. All executive compensation decisions made by the Compensation Committee are reviewed by the entire Board of Directors, except for decisions regarding awards under the IHOP Corp. 2001 Stock Incentive Plan, which are made solely by the Compensation Committee.

Compensation Philosophy.   The Company’s philosophy regarding compensation is based on several objectives, including: (i) linking executives’ interests with those of the Company’s shareholders; (ii) instilling an ownership culture throughout the Company and officer group; (iii) attracting and facilitating retention of high caliber executive talent; and (iv) paying for performance and rewarding executives for achievement of both annual and longer term Company financial and key operating goals. The Company maintains a compensation program designed to attract and retain highly-qualified executives and to motivate management. We seek to tie each executive’s “at risk” compensation, to the extent feasible, directly to his or her contribution to the Company’s success in achieving its performance objectives.

The Company’s executive compensation program consists of three main components: (1) base salary, (2) bonus, and (3) long-term incentives in the form of stock options or other stock-based awards. The bonus and long-term incentives constitute the “at risk” portion of the compensation program. The Named Executives’ compensation for 2004 reflected the Compensation Committee’s commitment to coordinating pay with Company and individual performance. In establishing specific compensation levels for the Named Executives in 2004, the Compensation Committee considered information provided by compensation consultants, surveys of compensation programs offered by comparable companies, statistical information generated by the Company’s Human Resources Department and evaluations of the individual performances of the Named Executives.

Federal Income Tax Considerations.   The Compensation Committee has considered the impact of section 162(m) of the Code. This section disallows tax deductions for any publicly-held corporation for individual compensation to certain executives of such corporation exceeding $1 million in any taxable year, except for certain performance-based compensation which has been approved by shareholders. It is the intent of the Company and the Compensation Committee to qualify to the maximum extent possible its executives’ compensation for deductibility under applicable tax laws, while recognizing that there may be situations in which compensation for certain executives in excess of the 162(m) limit may be warranted. The Compensation Committee believes that the Company’s compensation programs provide the necessary incentives and flexibility to promote the Company’s performance-based compensation philosophy while being consistent with Company objectives.

Salaries.   The general policy of the Compensation Committee is to establish executive base salaries that are (i) competitive and consistent with those provided to others holding similar positions in the restaurant and franchising industries, and (ii) consistent with each executive’s actual and expected contributions to the Company’s short-term and long-term success. In general, the Compensation Committee attempts to set base salaries at or near the 50th percentile as compared to peer companies. In December 2003, Ms. Stewart received a 20 percent salary increase in recognition of her and the Company’s outstanding performance in 2003, and as a result of a competitive survey conducted by a consultant engaged by the Compensation Committee. Ms. Stewart did not receive a salary increase in 2004. Salary increases for the other senior executives effected during 2004 ranged from about 2.9 percent to about 3.2 percent, and were based on similar considerations including individual performance, position, tenure, experience and competitive data in compensation surveys of comparable companies.

Bonus Awards.   Pursuant to the IHOP Corp. Executive Incentive Plan (the “Incentive Plan”) the amount of any bonus is targeted as a percentage of salary. The percentage of the targeted bonus actually earned is determined according to a formula that compares the Company’s actual earnings per share for the 2004 fiscal year to a specified target (before income taxes and contributions to the ESOP) in the Company’s budget as approved by the Board of Directors at the beginning of the year. The Board of Directors’ budget approval process considers short-term profits and the Company’s long-term development and objectives, giving greater weight to those activities intended to result in recurring success and lesser weight to extraordinary and non-recurring items. The formula for determining Ms. Stewart’s bonuses was based solely on the Company’s achievement of a targeted profit amount and those of the other Named Executives under the Incentive Plan were based on a combination of individual performance of certain pre-defined independent business objectives and achievement of a targeted profit amount.

Long-Term Incentives.   The Named Executives participate in the IHOP Corp. 1991 and 2001 Stock Incentive Plans which are aimed at promoting the acquisition and ownership of the Company’s stock. Under the program, grants may be made of stock options or other long-term stock based incentives. In 2004, the Committee granted options to purchase shares of the Company’s common stock to each of the Named Executives (see “Stock Options and Stock Appreciation Rights”) and performance share awards (see “Long-Term Incentive Plans—Awards in Last Fiscal Year”). In determining the amounts of the individual option and performance share awards, the Compensation Committee considered several factors including primarily the officers’ actual and potential contributions to the Company’s long-term success, and the size of awards provided to others holding similar positions in the restaurant industry. The option exercise prices for options granted to the Named Executives in 2004 were set at the fair market value of the Company’s stock on the date of grant.

THIS REPORT IS SUBMITTED BY THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS

Frank Edelstein

Caroline W. Nahas

Patrick W. Rose

Compensation Committee Interlocks and Insider Participation

As of December 31, 2004, the members of the Compensation Committee of the Board of Directors were Frank Edelstein (Chairman), Caroline W. Nahas and Patrick W. Rose. None of the Company’s executive officers or directors served on the board of directors of any entities whose directors or officers served on the Compensation Committee of the Board of Directors. No current or past executive officers of the Company serve on the Compensation Committee.

Report of the Audit Committee

The Audit Committee.   The Audit Committee is comprised of three non-employee directors, Richard J. Dahl (Chairman), Michael S. Gordon, and Larry Alan Kay. The Audit Committee operates under a written charter adopted by the Board of Directors. A copy of the charter can be found in the Investor Relations portion of the Corporate Governance section of the Company’s corporate Web site, http://www.ihop.com and is available in print to shareholders upon written request to Corporate Secretary, IHOP Corp., 450 N. Brand Boulevard, Glendale, CA 91203-2306.

The Board of Directors has determined that:

•       each Audit Committee member is “independent” under the corporate governance listing standards of the NYSE and is “financially literate” as defined by the NYSE;

•       the Audit Committee satisfies the “financial management expertise” standard, as required by the NYSE; and

•       Mr. Dahl is an “audit committee financial expert,” as defined by the SEC.

Management has the primary responsibility for the financial statements and the financial reporting process, including the system of internal controls over financial reporting. The Company’s independent registered public accounting firm for 2004, Ernst & Young LLP (“EY”) was responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and for issuing a report thereon. The Audit Committee is responsible for assisting the Board in monitoring:

•       the integrity of the Company’s financial statements;

•       the Company’s compliance with legal and regulatory requirements;

•       the Company’s independent auditors’ qualifications and independence; and

•       the performance of the Company’s independent auditors and the Company’s internal audit function.

It is the Committee’s policy to review and approve in advance all proposed audit and non-audit services to be provided by the independent accountants.

During 2004, the Audit Committee met twelve times and held separate discussions with management, the Company’s internal auditors and EY. The Audit Committee discussed the Company’s interim financial information contained in each quarterly earnings announcement with the Company’s Chief Financial Officer, General Counsel, Controller and EY prior to public release. The Audit Committee reviewed the Company’s quarterly financial statements with management and EY.

Management has represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The Audit Committee reviewed and discussed with management and EY the Company’s 2004 annual consolidated financial statements. The Committee has also discussed the following with EY:

•       the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees), which include, among other items, matters related to the conduct of the audit of the Company’s annual consolidated financial statements;

•       the critical accounting policies and practices used in the preparation of the Company’s annual consolidated financial statements, alternative treatments of financial information within generally accepted accounting principles that EY discussed with management, the ramifications of using such alternative treatments, and the treatment preferred by EY; and

•       other written communications between EY and management.

In addition, the Audit Committee has received and reviewed the written disclosures and the letter from EY required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with EY that firm’s independence from the Company and management, including all relationships between the firm and the Company.

The Audit Committee has considered whether the provision of non-audit services by EY in 2004 is compatible with maintaining the auditors’ independence.

The Audit Committee discussed with the Company’s internal auditors, EY and management the overall scope and plans for their respective audits. The Audit Committee met with the internal auditors and EY, with and without management present, to discuss the results of their respective audits, the evaluations of the Company’s internal controls over financial reporting, and the overall quality of the Company’s financial reporting. The Audit Committee also discussed with EY whether there were any audit problems or difficulties, and management’s response. In addition, the Audit Committee monitored the Company’s compliance activities relating to the Sarbanes-Oxley Act of 2002.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, for filing with the SEC.

The Audit Committee also has recommended, subject to shareholder ratification, the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005.

THIS REPORT IS SUBMITTED BY THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

Michael S. Gordon
Richard J. Dahl
Larry Alan Kay

The following table sets forth information concerning the fees billed to the Company by PricewaterhouseCoopers LLP for the fiscal year ended December 31, 2003 and by Ernst & Young LLP for the fiscal year ended December 31, 2004.

Fees Billed By Independent Accountants
For Fiscal Years Ended December 31, 2003 and December 31, 2004

Type of Fee	2003	2004
Audit Fees	$233,612	$639,600
Audit-Related Fees	$26,794	—
Tax Fees	$22,138	$42,300
All Other Fees	$3,500	—

Audit Fees comprise fees for professional services necessary to perform an audit or review in accordance with the standards of the Public Company Accounting Oversight Board, including services rendered for the audit of the Company’s annual financial statements (including services incurred with rendering an opinion under Section 404 of the Sarbanes-Oxley Act of 2002) and review of quarterly financial statements. Also includes fees for services that are normally incurred in connection with statutory and regulatory filings or engagements, such as comfort letters, statutory audits, attest services, consents, and review of documents filed with the SEC.

Audit-Related Fees comprise fees for services that are reasonably related to the performance of the audit or review of the Company’s financial statements including the support of business acquisition and divestiture activities, independent assessment of controls related to outsourcing services, and review of retirement and other benefit-related programs

Tax Fees comprise fees for tax compliance, tax planning, and tax advice.

Company Stock Performance Graph

The following graph shows a comparison of the cumulative total return to shareholders for the Company, the S&P 500 Composite Index (the “S&P 500”) and the Value-Line Restaurants Index (the “Restaurant Index”) from December 31, 1999 through December 31, 2004. The graph assumes an initial investment in stock of $100 and subsequent reinvestment of any dividends.

Comparison of Cumulative Total Return*
December 31, 1999 through December 31, 2004

Assumes $100 invested at the close of trading December 31, 1999 in IHOP Corp. Common Stock, the S&P 500, and the Restaurant Index.

*                    Cumulative total return assumes reinvestment of dividends.

	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04
IHOP Corp.	$100.00	$129.96	$175.57	$143.81	$236.12	$264.07
S&P 500 Index	$100.00	$89.86	$78.14	$59.88	$75.68	$82.49
Restaurant Index	$100.00	$96.29	$110.98	$102.23	$151.07	$203.27

Proposal 2. Ratification and Approval of the IHOP Corp. 2005 Stock Incentive Plan for Non-Employee Directors

On March 1, 2005, the Board of Directors adopted the IHOP Corp. 2005 Stock Incentive Plan for Non-Employee Directors (the “2005 Plan”), subject to approval by the Company’s shareholders. The purpose of the 2005 Plan is to provide the Company with an effective means of attracting, retaining, and motivating non-employee directors of the Company. This is accomplished by providing present and prospective directors, who are not employed by the Company, with the opportunity to obtain equity ownership interests in the Company through the exercise of options to purchase shares of the Company’s Common Stock and/or awards of Restricted Stock. In addition, a non-employee director may elect to receive his or her annual retainer in cash or in Common Stock or in a fifty percent (50%) and fifty percent combination thereof. A copy of the 2005 Plan may be found at Appendix “A” to this Proxy Statement.

As of the date hereof eight people are eligible to participate under the 2005 Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE ADOPTION OF THE IHOP CORP. 2005 Stock Incentive PLAN FOR NON-EMPLOYEE DIRECTORS

SUMMARY OF PROPOSED 2005 PLAN

ADMINISTRATION OF 2005 PLAN.   The 2005 Plan provides that it shall be administered by the Compensation Committee of the Board of Directors of the Company. The Compensation Committee shall have full power and authority to interpret and administer the 2005 Plan, to determine the eligible directors to receive awards and the amounts, types and terms of the awards, to adopt, amend, and rescind rules and regulations, and to establish terms and conditions, not inconsistent with the provisions of the 2005 Plan, for the administration and implementation of the 2005 Plan, provided, however, that the Committee may not, after the date of any award, make any changes that would adversely affect the rights of a recipient under such award without the consent of the recipient. The determination of the Compensation Committee on all matters shall be final and conclusive and binding on the Company and all participants.

PERSONS ELIGIBLE UNDER 2005 PLAN.   Participation in the 2005 Plan is limited to directors who, at the time stock options are granted, are not employees of the Company or of any subsidiary of the Company. At present, the Company has eight non-employee directors, each of whom is eligible to participate under the 2005 Plan.

SHARES OF COMMON STOCK SUBJECT TO 2005 PLAN.   The maximum number of shares of Common Stock that may be issued pursuant to all awards granted under the 2005 Plan is 200,000, subject to certain adjustments to prevent dilution. If any award under the 2005 Plan expires, terminates, or is canceled for any reason without having been vested or exercised in full, the corresponding number of shares which were reserved for issuance in connection therewith will again be available for the purposes of the 2005 Plan.

OPTIONS.   The exercise price for each option granted shall be the fair market value of the Common Stock at the close of business on the date of grant (the “Exercise Price”). The fair market value of a share of Common Stock on the NYSE on such day shall, at be equal to the closing sale price of a share of Common Stock on such date.

NON-TRANSFERABILITY.   No option or interest therein may be assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner other than by the laws of descent and distribution. During the recipient’s lifetime, an option may only be exercised by the optionee.

ADJUSTMENTS FOR SPECIAL DISTRIBUTIONS.   The Compensation Committee will have the authority to change all stock options granted under the 2005 Plan to adjust equitably the purchase price and the number and kind of shares or other property to reflect a special distribution to stockholders or other extraordinary corporate action involving distributions or payments to shareholders (collectively referred to as “Special Distributions”). In the event of any Special Distribution, the Compensation Committee may cause to be created a Special Distribution account (the “Account”) in the name of the individual to whom stock options have been granted. Amounts credited to the Account will be credited with interest, accrued monthly, at an annual rate equal to the higher of Moody’s Corporate Bond Yield Average or the prime rate in effect from time to time, and such interest shall be credited in accordance with rules to be established by the Compensation Committee. Notwithstanding the foregoing, at no time shall the Compensation Committee permit the amount credited to each Account to exceed ninety percent (90%) of the purchase price of the outstanding stock options to which such amount relates. To the extent that any credit would cause the Account to exceed that limitation, such excess shall be distributed in cash.

RESTRICTED STOCK.   The Compensation Committee will make an initial grant of shares of Restricted Stock (the “Initial Grant”). At the end of a specified performance period, the number of shares in the Initial Grant will be increased or decreased, based on the increase or decrease in the fair market value of a share of Common Stock during the performance period, by a number of shares equal to (a) the excess of the fair market value of a share of Common Stock on the last day of the performance period over the fair market value of a share of Common Stock on the grant date multiplied by (b) the number of shares of Restricted Stock subject to the Initial Grant and divided by (c) the fair market value of a share of Common Stock on the last day of the performance period. The number of shares of Common Stock so determined is added to (in the case of a higher fair market value) or subtracted from (in the case of a lower fair market value) the number of shares of Restricted Stock to be earned at that time. Once the number of shares of Restricted Stock has been adjusted, restrictions will continue to be imposed for a period of time determined by the Compensation Committee.

Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated except upon passage of time, or upon satisfaction of other conditions, or both, as determined by the Compensation Committee. The recipient of an award of Restricted Stock is entitled to vote the shares awarded and to the payment of dividends on the shares from the date the award of shares is made; and, in addition, all Special Distributions will be credited to an account similar to the Account. The recipient of an award of Restricted Stock will have a nonforfeitable interest in amounts credited to such account in proportion to the lapse of restrictions on the Restricted Stock to which such amounts relate.

RETAINER FEES.   A non-employee director may elect to receive his or her annual retainer in cash or in Common Stock or in a fifty percent (50%) and fifty percent (50%) combination thereof. In the case of awards or payments of retainers in Common Stock, the number of shares are determined by dividing the amount of the award or retainer elected to be received in Common Stock by the average of the highest and lowest quoted selling prices of the Common Stock on the New York Stock Exchange on the date of the award.

DIVIDENDS AND INTEREST.   If any award in Common Stock or Restricted Stock is to be paid on a deferred basis, the recipient may be entitled, on terms and conditions to be established by the Compensation Committee, to receive payment of, or credit equivalent to, any dividend payable with respect to the number of shares of Common Stock or Restricted Stock which, as of the record date for the dividend, has been awarded or made payable to the recipient but not delivered. If any award in cash is to be paid on a deferred basis, the recipient may be entitled, on terms and conditions to be established by the Compensation Committee, to be paid interest on the unpaid amount.

CHANGE OF CONTROL.   In the event of any merger, reorganization, consolidation, change of control, recapitalization, separation, liquidation, stock dividend, stock split, extraordinary dividend,

spin-off, split-up, rights offering, share combination, or other change in the corporate structure of the Company affecting the Common Stock, the number and kind of shares that may be delivered under the 2005 Plan will be subject to such equitable adjustment as the Compensation Committee may deem appropriate. Except as otherwise provided by the Compensation Committee, all authorized shares, share limitations, and awards under the 2005 Plan will be proportionately adjusted to account for any increase or decrease in the number of issued shares of Common Stock resulting from any stock split, stock dividend, reverse stock split, or any similar reorganization or event. Notwithstanding anything in this 2005 Plan to the contrary, all awards outstanding hereunder will become fully vested upon the occurrence of a change in control.

On February 28, 2005, the closing price of the Common Stock on the New York Stock Exchange was $47.08 per share.

FEDERAL INCOME TAX CONSEQUENCES.   The following is a brief summary of certain Federal income tax consequences to participants and the Company of granting awards under the 2005 Plan and is based on current Federal income tax law, which is subject to change, possibly retroactively. This summary is not intended to be exhaustive and does not describe state, local or foreign tax consequences. The following summary does not constitute tax advice and accordingly participants are strongly urged to consult their own tax advisors regarding the Federal, state, local, foreign or other tax consequences of awards and other transactions under the 2005 Plan.

NONSTATUTORY STOCK OPTIONS (“NSO”).   In the case of an NSO, an optionee will generally not be subject to tax upon the grant of such an option. Rather, at the time of exercise of such NSO, the optionee will recognize ordinary income for Federal income tax purposes in an amount equal to the excess of the fair market value of the shares purchased over the option price. The Company will generally be entitled to claim a tax deduction at such time and in the same amount that the optionee recognizes ordinary income. Different rules may apply in the case of an optionee who is an insider of the Company for purposes of Section 16(b) of the Securities Exchange Act of 1934.

If shares acquired upon exercise of an NSO are later sold or exchanged, a participant will recognize capital gain or loss (assuming that such shares were held by the Participant as capital assets) in an amount equal to the difference between the amount realized and the fair market value of such shares on the date that ordinary income was recognized with respect thereto.

RESTRICTED STOCK.   A recipient of Restricted Stock generally will be subject to tax at ordinary income rates on the fair market value of the Restricted Stock at the time the stock becomes transferable or is no longer subject to forfeiture. Depending on their individual circumstances, corporate insiders subject to the provisions of Section 16(b) of the Securities Exchange Act of 1934 may not be subject to tax under the foregoing rule but may have the amount of income calculated (and recognized) based on the fair market value of the shares at a later date. A recipient who so elects under Section 83(b) of the Code within 30 days of the date of the grant, however, will have ordinary taxable income on the date of the grant equal to the excess of the fair market value of the shares of Restricted Stock, assuming the shares were unrestricted and could be sold immediately, over the purchase price, if any, of such Restricted Stock. If the shares of Restricted Stock subject to such election are forfeited, the recipient will only be entitled to claim a deduction, refund or loss for Federal income tax purposes equal to the purchase price, if any, of the forfeited shares (regardless of whether he made a Section 83 (b) election). With respect to the sale of the shares after the forfeiture period has expired, the holding period to determine whether the recipient has long-term or short-term capital gain or loss begins when the restriction period expires. If the recipient timely elects to be subject to tax as of the date of the grant increased by the amount included in gross income under Section 83(b), however, such recipient’s holding period will commence on the date of the grant and such recipient’s tax basis will be equal to the fair market value of the shares of Restricted Stock on the date of the grant, assuming the shares were then unrestricted and could be sold immediately. The Company generally will be entitled to claim a deduction equal to the amount that is taxable as ordinary compensation income to the recipient.

New Plan Benefits

The following table shows the stock options and restricted stock that the individuals and groups referred to below will receive in 2005 if the 2005 Plan is approved by the Company’s stockholders at the Meeting. Executive officers, employee directors and employees of the Company are not eligible to participate in the Plan.

New Plan Benefits
IHOP Corp. 2005 Non-Employee Directors Stock Incentive Plan

Name and Position(1)	Restricted Stock Dollar Value(2) ($)	Restricted Stock(3) (#)	Stock Options Dollar Value (4) ($)	Stock Options(3) (#)
Julia A. Stewart	—	—	—	—
Richard C. Celio	—	—	—	—
Thomas G. Conforti	—	—	—	—
Robin L. Elledge	—	—	—	—
Mark D. Weisberger	—	—	—	—
H. Frederick Christie	117,700	2,500	—	2,500
Richard J. Dahl	117,700	2,500	—	2,500
Frank Edelstein	117,700	2,500	—	2,500
Michael S. Gordon	117,700	2,500	—	2,500
Larry Alan Kay	117,700	2,500	—	2,500
Caroline W. Nahas	117,700	2,500	—	2,500
Gilbert T. Ray	188,320	4,000	—	2,500
Patrick W. Rose	117,700	2,500	—	2,500
Executive Group	—	—	—	—
Non-Executive Director Group	—	1,012,220	—	20,000
Non-Executive Officer Group	—	—	—	—

(1)            The IHOP Corp. 2005 Non-Employee Directors Stock Incentive Plan provides for grants of stock options and restricted stock to non-employee directors only.

(2)   Represents the numbers of shares of restricted stock awards multiplied by $47.08, the closing price of the Common Stock on the New York Stock Exchange on February 28, 2005.

(3)            The IHOP Corp. 1994 Stock Option Plan for Non-Employee Directors (the “1994 Plan”) expired in February, 2004. The 1994 Plan provided for annual grants to non-employee directors of stock options to purchase 5,000 shares of Common Stock. In addition, the 1994 Plan provided for an initial grant to new non-employee directors of a stock option to purchase 15,000 shares of Common Stock. Because of the expiration of the 1994 Plan, non-employee directors did not receive annual stock option grants for 2004 and Mr. Ray did not receive an initial grant upon joining the Board of Directors in December 2004. On March 1, 2005, the Compensation Committee awarded the grants of restricted stock and stock options shown in this table, subject to approval of the 2005 Plan by the Company’s shareholders at the Meeting. For each non-employee director, other than Mr. Ray, 1,500 of the restricted shares are intended, to compensate the non-employee directors for grants they would have received in 2004 had the 1994 Plan not expired in 2004.

(4)            Dollar value is dependent upon the future share price of Company Common Stock.

Proposal 3. Ratification and Approval of the Amendment of the IHOP Corp. 2001 Stock Incentive Plan

On March 1, 2004, the Board of Directors adopted a resolution amending the IHOP Corp. 2001 Stock Incentive Plan, (the “2001 Plan”), subject to the approval of the shareholders. If approved, the amendment would increase the aggregate number of shares of Common Stock reserved for the purposes of the 2001 Plan from 1,200,000 to 2,200,000 shares. As a result of prior award grants under the 2001 Plan, the number of shares of Common Stock available for future grants has been reduced to 75,919 shares as of the date of this proxy statement. An increase in the number of shares available for issuance under the 2001 Plan is necessary at this time as the shares originally authorized for issuance under the 2001 Plan have already been issued or are subject to outstanding options or other awards. In addition, the 2001 Plan has been amended to provide that at the discretion of the Compensation Committee, Performance Shares Award Agreements may provide for the payment of up to fifty percent (50%) of the value of the Performance Shares Award in cash in lieu of Common Stock

Approval of the shareholders requires the affirmative vote of holders of a majority of the Common Stock represented and entitled to vote at the Meeting. The full text of the 2001 Plan, as amended, is set forth as Appendix “B” to this Proxy Statement. The following summary is qualified in its entirety by reference to the text of the 2001 Plan, as amended. Capitalized terms used herein but not otherwise defined shall have the respective meanings set forth in the 2001 Plan, as amended.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 3.

SUMMARY OF THE 2001 PLAN, AS AMENDED

ADMINISTRATION.   The 2001 Plan is administered by the Compensation Committee of the Board of Directors (the “Administrator”).

PERSONS ELIGIBLE UNDER THE 2001 PLAN.   Officers, employees, consultants and advisors of the Company or its subsidiaries who are responsible for or contribute to the management, growth and/or profitability of the Company or its subsidiaries are eligible to participate under the 2001 Plan. Participants under the 2001 Plan are selected from time to time by the Administrator from among eligible recipients recommended by senior management of the Company. The total number of persons who may receive grants of options, restricted stock awards, deferred stock, or performance shares under the 2001 Plan is estimated by the Company to be approximately 100.

COMMON STOCK SUBJECT TO THE 2001 PLAN.   The maximum number of shares of Common Stock that may be issued pursuant to the plan is 2,200,000 shares. The maximum aggregate number of shares of Common Stock as to which awards may be granted to any participant during any calendar year may not exceed 25% of the shares of Common Stock reserved for the purposes of the 2001 Plan.

STOCK OPTIONS.   The 2001 Plan permits the granting of incentive stock options (“ISOs”) and nonqualified stock options (“NSOs”). The option exercise price for each share of Common Stock covered by any option shall be determined by the Administrator, but shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant. “Fair Market Value” of a share of Common Stock means either, at the discretion of the Administrator and subject to such limitations as the Administrator may impose, the closing sale price of a share of Common Stock in the Western Edition of The Wall Street Journal on such date or the average of the closing price of the Common Stock on each day on which the Common Stock is traded over a period of up to 20 trading days immediately prior to such date, as determined by the Administrator.

The term of each option is fixed by the Administrator. The Administrator determines the time or times at which each option may be exercised. Options will become exercisable one year following the date of grant unless the Administrator determines otherwise at or after grant. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Administrator.

The exercise price of options must be paid in full in cash or its equivalent, as determined by the Administrator, or, if the Administrator so determines, by means of any cashless exercise procedure approved by the Administrator or by the surrender of unrestricted Common Stock already owned by the optionee or, in the case of NSOs, shares of Restricted Stock or Performance Shares, each valued at the Fair Market Value of the Common Stock on the exercise date. In the case of an ISO, the right to make payment in the form of already owned shares may be authorized only at the time of grant. If an option is exercised by delivery of shares of Restricted Stock or Performance Shares, the shares of Common Stock acquired pursuant to the exercise of the Option will generally be subject to the same restrictions as were applicable to such Restricted Stock or Performance Shares, except that the Administrator may direct that such restrictions apply to only that number of shares equal to the number of shares surrendered upon the exercise of such option.

To qualify as an ISO, an option must meet certain Federal income tax requirements which include limits on the value of ISOs which become exercisable annually to any optionee and a higher minimum option exercise price in the case of certain large shareholders. Except under the laws of descent and distribution or pursuant to a “qualified domestic relations order,” participant will not be permitted to sell, transfer, pledge or assign any stock options, and all stock options will be exercisable, during the participant’s lifetime, only by the participant or in accordance with the terms of a qualified domestic relations order; provided, however, that the participant will be permitted to transfer one or more Non-Qualified Stock Options to a trust controlled by the participant during the participant’s lifetime for estate planning purposes.

RESTRICTED STOCK, DEFERRED STOCK AND PERFORMANCE SHARES. The Administrator may also award Restricted Stock, Deferred Stock or Performance Shares, subject to certain conditions set forth in the Plan and such other conditions and restrictions as the Administrator may determine, which may include the attainment of performance goals. Restricted Stock is Common Stock subject to restrictions that will lapse with the passage of time. Deferred Stock is the right to receive Common Stock at the end of a specified deferral period. Performance Shares are shares of Common Stock subject to restrictions based upon the attainment of performance objectives. Upon the award of any Restricted Stock or Performance Shares, the participant will have all rights of a shareholder with respect to the shares, including voting and dividend rights, subject to the conditions and restrictions generally applicable to Restricted Stock or specifically set forth in the award agreement for the participant’s Restricted Stock or Performance Shares. Upon an award of Deferred Stock, the participant will not have any rights of a shareholder, other than the right to receive dividends, during the specified deferral period. At the discretion of the Administrator, performance share awards may be payable up to fifty percent (50%) of the value of the award in cash in lieu of Common Stock.

Recipients of Restricted Stock, Deferred Stock, or Performance Shares must enter into an award agreement with the Company, in such form as the Administrator determines, which states the restrictions to which the shares are subject and the date or dates on which such restrictions will lapse. The Administrator may permit such restrictions to lapse in installments within the restricted period or may accelerate or waive such restrictions at any time.

Restricted Stock, Deferred Stock and Performance Shares are nontransferable and if a participant who holds any Restricted Stock, Deferred Stock or Performance Shares terminates employment or service prior to the lapse or waiver of the restrictions on transfer, all shares subject to the restrictions will be forfeited by the participant.

ADJUSTMENTS FOR STOCK DIVIDENDS, MERGERS, ETC.   The Administrator is required to make appropriate adjustments in connection with outstanding grants or awards to reflect stock dividends, stock splits and similar events. In the event of a merger, liquidation or similar event, the Administrator, in its discretion, may provide for substitution of, adjustments to, or acceleration (subject to the provisions described below under “Change of Control Provisions”) of such grants or awards.

AMENDMENT AND TERMINATION.   The Board may amend, alter or discontinue the 2001 Plan at any time but no amendment, alteration or discontinuation may be made that would impair the rights of any participant under any award theretofore granted without such participant’s consent. The Board may amend the 2001 Plan, but may not, without the prior approval of the shareholders, make any amendment which would in any way change the employees or class of employees eligible to participate in the 2001 Plan, extend the maximum option period, increase the total number of shares of Common Stock reserved for the purposes of the 2001 Plan, or decrease the price of any option to less than 100% of the Fair Market Value of a share of Common Stock on the date of the granting of the option. The Committee may amend the term of any award or option theretofore granted, retroactively or prospectively, but no such amendment may impair the rights of any participant without the participant’s consent.

CHANGE OF CONTROL PROVISIONS.   The 2001 Plan provides that in the event of a Change of Control, unless otherwise determined by the Administrator at or after grant, but prior to such Change of Control, all options not previously exercisable and vested will become fully exercisable and vested. In addition, awards of Restricted Stock, Deferred Stock and Performance Shares will be deemed fully vested and all restrictions and conditions thereon will lapse. To the extent determined by the Administrator at or after grant, the cash value of all options, Restricted Stock, Deferred Stock and Performance Shares awarded will be paid based on the highest price paid (or offered) in any transaction related to a Change of Control or the highest price paid in any transaction reported on the exchange on which the Common Stock is traded, at any time during the preceding 60-day period. In the case of ISOs, however, such price will be based only on transactions reported for the date on which the Administrator decides to pay the cash value of such Options. On February 28, 2005 the closing price of the Common Stock on the New York Stock Exchange was $47.08

FEDERAL INCOME TAX CONSEQUENCES

The following is a brief summary of certain Federal income tax consequences to Participants and the Company of granting awards under the 2001 Plan and is based on current Federal income tax law, which is subject to change, possibly retroactively. This summary is not intended to be exhaustive and does not describe state, local or foreign tax consequences. The following summary does not constitute tax advice and accordingly participants are strongly urged to consult their own tax advisors regarding the Federal, state, local, foreign or other tax consequences of awards and other transactions under the 2001 Plan.

NONSTATUTORY STOCK OPTIONS.   In the case of an NSO, an employee will generally not be subject to tax upon the grant of such an option. Rather, at the time of exercise of such NSO (and in the case of an untimely exercise of an ISO), the employee will recognize ordinary income for Federal income tax purposes in an amount equal to the excess of the fair market value of the shares purchased over the option price. The Company will generally be entitled to claim a tax deduction at such time and in the same amount that the employee recognizes ordinary income. Different rules may apply in the case of an employee who is an insider of the Company for purposes of Section 16(b) of the Securities Exchange Act of 1934.

If shares acquired upon exercise of an NSO (or upon untimely exercise of an ISO) are later sold or exchanged, a participant will recognize capital gain or loss (assuming that such shares were held by the Participant as capital assets) in an amount equal to the difference between the amount realized and the fair market value of such shares on the date that ordinary income was recognized with respect thereto. See “Federal Income Tax Consequences—Capital Gain Tax Rates.”

INCENTIVE STOCK OPTIONS.   In the case of ISOs, an employee will not recognize taxable income upon the grant of the ISO or upon its timely exercise. Exercise of an ISO will be timely if made during its term and if the employee remains an employee of the Company or a subsidiary at all times during the period beginning on the date of grant of the ISO and ending on the date three months before the date of exercise (or one year before the date of exercise in the case of a disabled employee). Exercise of an ISO will also be timely if made by the legal representative of an employee who dies (i) while in the employ of the Company or a subsidiary or (ii) within three months after termination of employment. The tax consequences of an untimely exercise of an ISO will be determined in accordance with the rules applicable to NSOs. (See “Federal Income Tax Consequences—Nonstatutory Stock Options.”)

If stock acquired pursuant to a timely exercised ISO is later disposed of, the employee will, except as noted below, recognize long-term capital gain or loss (if the stock is a capital asset of the employee) equal to the difference between the amount realized upon such sale and the option price. See “Federal Income Tax Consequences—Capital Gain Tax Rates.” The Company, under these circumstances, will not be entitled to claim any tax deduction for Federal income tax purposes in connection with either the exercise of the ISO or the sale of such stock by the employee.

If, however, stock acquired pursuant to the exercise of an ISO is disposed of by the employee prior to the expiration of two years from the date of grant of the ISO or within one year from the date such stock is transferred to him upon exercise (a “disqualifying disposition”), any gain realized by the employee will generally be subject to tax at the time of such disqualifying disposition as follows: (i) at ordinary income rates to the extent of the difference between the option price and the lesser of the fair market value of the stock on the date the ISO is exercised or the amount realized on such disqualifying disposition and (ii) if the stock is a capital asset of the employee, as short-term or long-term capital gain to the extent of any excess of the amount realized on such disqualifying disposition over the fair market value of the stock on the date which governs the determination of his ordinary income. See “Federal Income Tax Consequences—Capital Gain Tax Rates.” In such case, the Company may claim a tax deduction for Federal tax purposes at the time of such disqualifying disposition for the amount taxable to the employee as ordinary income.

The amount by which the fair market value of the stock on the exercise date of an ISO exceeds the option price will be an item of adjustment for purposes of the “alternative minimum tax” imposed by Section 55 of the Code.

RESTRICTED STOCK.   A recipient of Restricted Stock generally will be subject to tax at ordinary income rates on the fair market value of the Restricted Stock at the time the stock becomes transferable or is no longer subject to forfeiture. Depending on their individual circumstances, corporate insiders subject to the provisions of Section 16(b) of the Securities Exchange Act of 1934 may not be subject to tax under the foregoing rule but may have the amount of income calculated (and recognized) based on the fair market value of the shares at a later date. A recipient who so elects under Section 83(b) of the Code within 30 days of the date of the grant, however, will have ordinary taxable income on the date of the grant equal to the excess of the fair market value of the shares of Restricted Stock, assuming the shares were unrestricted and could be sold immediately, over the purchase price, if any, of such Restricted Stock. If the shares of Common Stock subject to such election are forfeited, the recipient will only be entitled to claim a deduction, refund or loss for Federal income tax purposes equal to the purchase price, if any, of the forfeited shares (regardless of whether he made a Section 83 (b) election). With respect to the sale of the shares after the forfeiture period has expired, the holding period to determine whether the recipient has long-term or short-term capital gain or loss begins when the restriction period expires. If the recipient timely elects to be subject to tax as of the date of the grant, however, such recipient’s holding period will commence on the date of the grant and such recipient’s tax basis will be equal to the fair market value of the shares of Common Stock on the date of the grant, assuming the shares were then unrestricted and could be sold immediately. The Company generally will be entitled to claim a deduction equal to the amount that is taxable as ordinary compensation income to the recipient.

PERFORMANCE SHARES AND DEFERRED STOCK.   A holder of Performance Shares will be subject to tax in the same manner as that of a holder of Restricted Stock. A holder of Deferred Stock will be subject to tax in a similar manner as that of a holder of Restricted Stock, however, the Section 83(b) election would be unavailable because no property is actually received at the time the award is granted.

DIVIDENDS.   Dividends paid on shares of Common Stock acquired pursuant to the exercise of options will be subject to tax at ordinary income rates and the Company will not be entitled to a deduction with respect to such dividends. Dividends paid on shares of Common Stock which are Restricted Stock or Deferred Stock generally will be treated as compensation rather than as a dividend and, when and to the extent includible in a participant’s income under the 2001 Plan, will be subject to tax at ordinary income rates. The Company generally will be entitled to a deduction for dividends on the Restricted Stock or Deferred Stock which are treated as compensation. If a participant, however, has elected immediate recognition of income under Section 83 (b) of the Code with respect to Restricted Stock (or if the restrictions on such shares have lapsed), dividends on such Restricted Stock will be treated in the same manner as dividends paid on shares of Common Stock acquired pursuant to the exercise of options.

PAYMENTS IN RESPECT OF CHANGE OF CONTROL.   The 2001 Plan provides for acceleration or payment of awards and related shares in the event of a “Change of Control” as defined in the 2001 Plan. Such acceleration or payment may cause the consideration involved to be treated in whole or in part as a “parachute payment” under Section 28OG of the Code. If such acceleration or payment results in an “excess parachute payment,” as defined in Section 280G, such excess parachute payment would subject the recipient thereof to a nondeductible 20% excise tax on the amount of such excess parachute payment. In addition, the employer of the recipient would not be permitted to claim a Federal income tax deduction with respect to such excess parachute payment.

CAPITAL GAINS TAX RATES.   Any net capital gains (i.e., generally, capital gains in excess of capital loss) recognized by an individual upon a disposition of shares that have been held for more than 18 months will generally be subject to tax at long-term capital gain rates and net capital gain recognized upon the disposition of shares that have been held for 12 months or less will be subject to tax at ordinary income tax rates. The claim of a deduction in respect of a capital loss is subject to limitations.

Section 162(m) Considerations. Although it is the intent of the Company and the Compensation Committee to qualify, to the maximum extent possible, compensation paid to Company executives as deductible compensation under the Code, any compensation paid to such executives will be subject to the limitations imposed pursuant to section 162(m)of the Code.

New Plan Benefits

It is not possible to determine at this time the future incentive awards that will be granted under the 2001 Plan if the amendment is approved by stockholders, and no incentive awards made under the 2001 Plan prior to the date of the Meeting have been made subject to such approval. The following table sets forth information with respect to the grant of options to the Named Executives and the specified groups set forth below, each pursuant to the 2001 Plan.

Name and Position	Options Granted
Julia A. Stewart	50,000
Richard C. Celio	10,000
Thomas G. Conforti	20,000
Robin L. Elledge	10,000
Mark D. Weisberger	10,000
Executive Officer Group	229,050
Non-Executive Director Group	0
Nominees for Election as Director	0
Each associate of the above-mentioned directors, executive officers or nominees	0
Each other person who received or is to receive five percent of such options, warrants, or rights	0
Employee Group other than Executive Officer Group	146,550

Proposal 4. Ratification of Selection of Independent Public Accountants

Ernst & Young LLP served as the Company’s independent accountant for the year ended December 31, 2004 and the Audit Committee has unanimously selected Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005. Representatives of Ernst & Young LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. Unless otherwise indicated thereon, the persons named in the Proxy will vote all proxies in favor of ratifying the selection of Ernst & Young LLP as the Company’s independent public accountants. If shareholders do not ratify the appointment of Ernst & Young LLP, the selection of independent public accountants will be reconsidered by the Audit Committee.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 4.

Proposals of Shareholders

No proposals of shareholders were received by the Company for presentation at the 2005 Annual Meeting of Shareholders. The Board of Directors will make provision for presentation of proposals of shareholders at the 2006 Annual Meeting of Shareholders provided such proposals are submitted by eligible shareholders who have complied with the Bylaws of the Company and the relevant regulations of the Securities and Exchange Commission. In order for any such proposals to be included in the proxy materials for consideration at the 2006 Annual Meeting of Shareholders, the proposal should be mailed to Mark D. Weisberger, Secretary, IHOP Corp., 450 North Brand Boulevard, Glendale, California 91203, and must be received no later than December 20, 2005. Shareholders who intend to present a proposal at the 2006 Annual Meeting of Shareholders without inclusion of such proposal in the Company’s proxy materials are required to provide notice of such proposal to the Company no earlier than February 12, 2006 nor later than March 14, 2006. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Other Business

The management of the Company is not aware of any other matters to be brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, the persons named in the enclosed form of Proxy will have discretionary authority to vote all proxies with respect to such matters in accordance with their best judgment.

By Order of the Board of Directors,
Mark D. Weisberger
Secretary

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY IN THE ENCLOSED, PRE-ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

The date of this Proxy Statement is April 19, 2005.

APPENDIX “A”

IHOP CORP. 2005 STOCK INCENTIVE PLAN FOR NON-EMPLOYEE DIRECTORS

1.                Purpose.   The purpose of  the IHOP Corp. 2005 Stock Incentive Plan for Non-Employee Directors (the “Plan”) is to provide IHOP Corp. (the “Company”) with an effective means of attracting, retaining, and motivating non-employee directors of the Company .

2.                Eligibility.   Any director of the Company who is not an employee of the Company (“Eligible Director”) is eligible to participate in the Plan.

3.                Administration.   The Plan shall be administered by the Compensation Committee (the “Committee”) of the Board of Directors of the Company (the “Board”). Except as otherwise expressly provided in the Plan, the Committee shall have full power and authority to interpret and administer the Plan, to determine the Eligible Directors to receive awards and the amounts, types and terms of the awards, to adopt, amend, and rescind rules and regulations, and to establish terms and conditions, not inconsistent with the provisions of the Plan, for the administration and implementation of the Plan, provided, however, that the Committee may not, after the date of any award, make any changes that would adversely affect the rights of a recipient under such award without the consent of the recipient. The determination of the Committee on all matters shall be final and conclusive and binding on the Company and all participants.

4.                Awards.   Awards may be made by the  Committee in such amounts as it shall determine in cash, in common stock of the Company (“Common Stock”), in options to purchase Common Stock of the Corporation (“Stock Options”), or in shares of Common Stock subject to certain restrictions (“Restricted Stock”), or any combination thereof. Eligible Director’s annual retainers shall also be paid under the Plan as provided in Section 6. There shall be 200,000 shares available for issuance in connection with awards under the Plan. If any award under the Plan shall expire, terminate, or be canceled for any reason without having been vested or exercised in full, the corresponding number of shares which were reserved for issuance in connection therewith shall again be available for the purposes of the Plan. Shares available under the Plan may be authorized and unissued shares or may be treasury shares.

5.                Restricted Stock Performance Formula.   Awards of Restricted Stock may be granted pursuant to the formula described in this section, referred to herein as the “Restricted Stock Performance Formula.”  The Committee shall make an initial grant of shares of Restricted Stock (the “Initial Grant”). At the end of a specified performance period (determined by the Committee), the number of shares in the Initial Grant shall be increased or decreased, based on the increase or decrease in the fair market value (as defined in Section 6 below) of a share of Common Stock during the performance period, by a number of shares equal to (a) the excess of the fair market value of a share of Common Stock on the last day of the performance period over the fair market value of a share of Common Stock on the grant date multiplied by (b) the number of shares of Restricted Stock subject to the Initial Grant and divided by (c) the fair market value of a share of Common Stock on the last day of the performance period. The number of shares of Common Stock so determined is added to (in the case of a higher fair market value) or subtracted from (in the case of a lower fair market value) the number of shares of Restricted Stock to be earned at that time. Once the number of shares of Restricted Stock has been adjusted, restrictions will continue to be imposed for a period of time determined by the Committee.

6.                Common Stock.   An Eligible Director may elect to receive the Eligible Director’s annual retainer in cash or in Common Stock or in a fifty percent (50%) and fifty percent (50%) combination thereof. In the case of awards or payments of retainers in Common Stock, the number of shares shall be determined by dividing the amount of the award or retainer elected to be received in Common Stock by the average of the highest and lowest quoted selling prices of the Company’s

Common Stock on the New York Stock Exchange on the date of the award. The average is referred to throughout this Plan as the “fair market value.”

7.                Dividend Equivalents and Interest.

a.               Dividends.   If any award in Common Stock or Restricted Stock is to be paid on a deferred basis, the recipient may be entitled, on terms and conditions to be established by the Committee, to receive a payment of, or credit equivalent to, any dividend payable with respect to the number of shares of Common Stock or Restricted Stock which, as of the record date for the dividend, has been awarded or made payable to the recipient but not delivered.

b.              Interest.   If any award in cash is to be paid on a deferred basis, the recipient may be entitled, on terms and conditions to be established by the Committee, to be paid interest on the unpaid amount.

8.                Restricted Stock Awards.   Restricted Stock represents awards made in Common Stock in which the shares granted may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated except upon passage of time, or upon satisfaction of other conditions, or both, in every case as provided by the Committee. The recipient of an award of Restricted Stock shall be entitled to vote the shares awarded and to the payment of dividends on the shares from the date the award of shares is made; and, in addition, all Special Distributions (as defined in Section 10 hereof) thereon shall be credited to an account similar to the Account described in Section 10. The recipient of an award of Restricted Stock shall have a nonforfeitable interest in amounts credited to such account in proportion to the lapse of restrictions on the Restricted Stock to which such amounts relate. For example, when restrictions lapse on fifty percent (50%) of the Restricted Stock granted in an award, the holder of such Restricted Stock shall have a nonforfeitable interest in fifty percent (50%) of the amount credited to his account which is attributable to such Restricted Stock. The holder of Restricted Stock shall receive a payment in cash of any amount in his account as soon as practicable after the lapse of restrictions relating thereto.

9.                Stock Option Awards.

a.               Type of Options.   Options shall be in the form of options which do not qualify as incentive stock options under Section 422 of the Internal Revenue Code.

b.              Purchase Price.   The purchase price of the Common Stock under each option shall be determined by the Committee, but shall not be less than 100 percent of the fair market value of the Common Stock on the date of the award of the option.

c.               Terms and Conditions.   The  Committee shall establish (i) the term of each option, (ii) the terms and conditions upon which and the times when each option shall be exercised, and (iii) the terms and conditions under which options may be exercised after termination as an Eligible Director for any reason for periods not to exceed three years after such termination.

d.              Purchase by Cash or Stock.   The purchase price of shares purchased upon the exercise of any stock option shall be paid (i) in full in cash, or (ii) in whole or in part (in combination with cash) in full shares of Common Stock owned by the optionee and valued at its fair market value on the date of exercise, all pursuant to procedures approved by the Committee.

e.               Transferability.   Options shall not be transferable other than by will or pursuant to the laws of descent and distribution. During the lifetime of the person to whom an option has been awarded, it may be exercisable only by such person or one acting in his stead or in a representative capacity. Upon or after the death of the person to whom an option is awarded, an option may be exercised by the optionee’s legatee or legatees under his last will, or by the option holder’s personal representative or distributee’s executive, administrator, or personal representative or designee in accordance with the terms of the option.

10.         Adjustments for Special Distributions.   The  Committee shall have the authority to change all Stock Options granted under this Plan to adjust equitably the purchase price thereof and the number and kind of shares or other property subject thereto to reflect a special distribution to shareholders or other extraordinary corporate action involving distributions or payments to shareholders (collectively referred to as “Special Distributions”). In the event of any Special Distribution, the  Committee may cause to be created a Special Distribution account (the “Account”) in the name of the individual to whom Stock Options have been granted hereunder (sometimes herein referred to as a “Grantee”) to which shall be credited an amount determined by the Committee, or, in the case of non-cash Special Distributions, make appropriate comparable adjustments for or payments to or for the benefit of the Grantee.

Amounts credited to the Account in accordance with the preceding rules shall be credited with interest, accrued monthly, at an annual rate equal to the higher of Moody’s Corporate Bond Yield Average or the prime rate in effect from time to time, and such interest shall be credited in accordance with rules to be established by the Committee. Notwithstanding the foregoing, at no time shall the Committee permit the amount credited to the Grantee’s Account to exceed ninety percent (90%) of the purchase price of the Grantee’s outstanding Stock Options to which such amount relates. To the extent that any credit would cause the Account to exceed that limitation, such excess shall be distributed to the Grantee in cash.

Amounts credited to the Grantee’s Account shall be paid to the Grantee or, if the Grantee is deceased, his or her beneficiary at the time that the options to which it relates are exercised or expire, whichever occurs first.

The Account shall for all purposes be deemed to be an unfunded promise to pay money in the future in certain specified circumstances. As to amounts credited to the Account, a Grantee shall have no rights greater than the rights of a general unsecured creditor of the Company, and amounts credited to the Grantee’s Account shall not be assignable or transferable other than by will or the laws of descent and distribution, and such amounts shall not be subject to the claims of the Grantee’s creditors.

11.         Adjustments and Reorganizations.   The  Committee may make such adjustments to awards granted under the Plan (including the terms, exercise price, and otherwise) as it deems appropriate in the event of changes that impact the Company, the Company’s share price, or share status.

In the event of any merger, reorganization, consolidation, change of control, recapitalization, separation, liquidation, stock dividend, stock split, extraordinary dividend, spin-off, split-up, rights offering, share combination, or other change in the corporate structure of the Company affecting the Common Stock, the number and kind of shares that may be delivered under the Plan shall be subject to such equitable adjustment as the Committee may deem appropriate. Except as otherwise provided by the Committee, all authorized shares, share limitations, and awards under the Plan shall be proportionately adjusted to account for any increase or decrease in the number of issued shares of Common Stock resulting from any stock split, stock dividend, reverse stock split, or any similar reorganization or event. Notwithstanding anything in this Plan to the contrary, all awards outstanding hereunder shall become fully vested upon the occurrence of a change in control.

In the preceding paragraph, “change of control” means any of the following events:

a.               An acquisition (other than directly from the Company) of any voting securities of the Company by any Person (as used in Section 13(d) or 14(d) of the Securities Exchange Act, and

including any “group” as such term is used in such sections) who immediately after such acquisition is the Beneficial Owner (as used in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) of 40 percent or more of the combined voting power of the Company’s then outstanding voting securities; provided that, in determining whether a change of control has occurred, voting securities which are acquired by (i) an employee benefit plan (or a trust forming a part thereof) maintained by the Company or any subsidiary of the Company, (ii) the Company or any subsidiary of the Company, (iii) any Person that, pursuant to Rule 13d-1 promulgated under the Securities Exchange Act, is permitted to, and actually does, report its beneficial ownership of voting securities of the Company on Schedule 13G (or any successor Schedule) (a “13G Filer”) (provided that, if any 13G Filer subsequently becomes required to or does report its Beneficial Ownership of voting securities of the Company on Schedule 13D (or any successor Schedule) then such Person shall be deemed to have first acquired, on the first date on which such Person becomes required to or does so file, Beneficial Ownership of all voting securities of the Company Beneficially Owned by it on such date, or (iv) any person in connection with a Non-Control Transaction (as hereinafter defined), will not constitute an acquisition which results in a change of control;

b.              Consummation of:

(1)            a merger, consolidation, or reorganization involving the Company or any direct or indirect subsidiary of the Company, unless:

(A)           the stockholders of the Company immediately before such merger, consolidation, or reorganization will own, directly or indirectly, immediately following such merger, consolidation, or reorganization, at least 50 percent of the combined voting power of the outstanding voting securities of the corporation resulting from such merger, consolidation, or reorganization (the “Surviving Company”) or any parent thereof in substantially the same proportion as their ownership of the voting securities of the Company immediately before such merger, consolidation, or reorganization; and

(B)          the individuals who were members of the Board immediately prior to the execution of the agreement providing for such merger, consolidation, or reorganization constitute a majority of the members of the Board of Directors of the Surviving Company or any parent thereof; and

(C)          no person (other than the Company, any subsidiary of the Company, any employee benefit plan (or any trust forming a part thereof) maintained by the Company, any Schedule 13G Filer, the Surviving Company, any subsidiary or parent of the Surviving Company, or any person who, immediately prior to such merger, consolidation, or reorganization, was the Beneficial Owner of 40 percent or more of the then outstanding voting securities of the Company) is the Beneficial Owner of 40 percent or more of the combined voting power of the Surviving Company’s then outstanding voting securities;

(D)          a transaction described in clauses (A) through (C) above is referred to herein as a “Non-Control Transaction;”

(2)            the complete liquidation or dissolution of the Company; or

(3)            a sale or other disposition of all or substantially all of the assets of the Company (other than a sale or other disposition to an entity (1) of which at least 50% of the combined voting power of the outstanding voting securities are owned, directly or indirectly, by stockholders of the Company in substantially the same proportion as their ownership of the voting securities of the Company, (2) a majority of whose board of directors is comprised of individuals who were members of the Board immediately prior to the execution of the agreement providing for such sale or other disposition and (3) of which no Person (other than the Company, any Subsidiary of the Company, any employee benefit plan (or any trust forming a part thereof) maintained by the Company, any Schedule 13G Filer, the Surviving Corporation, any Subsidiary or parent of the Surviving Corporation, or any Person who, immediately prior to such merger, consolidation or reorganization, was the Beneficial Owner of 40% or more of the then outstanding voting securities of the Company) has Beneficial Ownership of 40% or more of the combined voting power of the entity’s outstanding voting securities.

c.               Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”), cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the effective date of the Plan whose election, or nomination for election by Company stockholders, was approved by a vote of two-thirds of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (including, but not limited to, a consent solicitation).

d.              Notwithstanding the foregoing, a change of control will not be deemed to occur solely because any person (a “Subject Person”) acquires beneficial ownership of more than the permitted amount of the outstanding voting securities of the Company as a result of the acquisition of voting securities by the Company which, by reducing the number of voting securities outstanding, increases the proportional number of shares beneficially owned by the Subject Person, provided that if a change of control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the beneficial owner of any additional voting securities which increases the percentage of the then outstanding voting securities beneficially owned by the Subject Person, then a change of control will be deemed to have occurred.

12.         Tax Withholding.   The Company shall have the right to (i) make deductions from any settlement of an award under the Plan, including the delivery or vesting of shares, or require shares or cash or both be withheld from any award, in each case in an amount sufficient to satisfy withholding of any federal, state, or local taxes required by law, or (ii) take such other action as may be necessary or appropriate to satisfy any such withholding obligations. The Committee may determine the manner in which such tax withholding may be satisfied, and may permit shares of Common Stock (rounded up to the next whole number) to be used to satisfy required tax withholding based on the fair market value of any such shares of Common Stock, as of the appropriate time of each award.

13.         Expenses.   The expenses of administering the Plan shall be borne by the Company.

14.         Amendments.   The Board shall have complete power and authority to amend the Plan, provided that the Board shall not amend the Plan in any manner that requires shareholder approval under applicable law without such approval. No amendment to the Plan may, without the consent of the individual to whom the award shall theretofore have been awarded, adversely affect the rights of an individual under the award.

15.         Effective Date of the Plan.   The Plan shall become effective on March 1, 2005 the date of its adoption by the Board.

16.         Termination.   The Board may terminate the Plan or any part thereof at any time, provided that no termination may, without the consent of the individual to whom any award shall theretofore have been made, adversely affect the rights of an individual under the award.

17.         Other Actions.   Nothing contained in the Plan shall be deemed to preclude other compensation plans which may be in effect from time to time or be construed to limit the authority of the Company to exercise its corporate rights and powers, including, but not by way of limitation, the right of the Company (a) to award options for proper corporate purposes otherwise than under the Plan to an employee or other person, firm, corporation, or association, or (b) to award options to, or assume the option of, any person in connection with the acquisition, by purchase, lease, merger, consolidation, or otherwise, of the business and assets (in whole or in part) of any person, firm, corporation, or association.

APPENDIX “B”

IHOP CORP. 2001 STOCK INCENTIVE PLAN,
AS AMENDED AND RESTATED

SECTION 1. GENERAL PURPOSE OF PLAN; DEFINITIONS.

The name of this plan is the 2001 Stock Incentive Plan (the “Plan”). The Plan was adopted by the Board (defined below) on March 1, 2001 subject to the approval of IHOP Corp. (the “Company”) stockholders, which stockholder approval was obtained on May 15, 2001. The purpose of the Plan is to enable the Company and its Subsidiaries (defined below) to obtain and retain competent personnel who will contribute to the Company’s success by their ability, ingenuity and industry and to provide incentives to the participating officers and other key employees that are linked directly to increases in stockholder value and will therefore inure to the benefit of all stockholders of the Company.

For purposes of the Plan, the following terms shall be defined as set forth below:

(1)      “Administrator” means the Board, or if and to the extent the Board does not administer the Plan, the Committee in accordance with Section 2 below.

(2)      “Board” means the Board of Directors of the Company.

(3)      “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

(4)      “Committee” means the Compensation Committee of the Board plus such additional individuals as the Board shall designate in order to meet the qualifications referred to in Section 162(m) of the Code and Rule 16b-3 as promulgated by the Securities and Exchange Commission under the Exchange Act or any other Committee the Board may subsequently appoint to administer the Plan. The Committee shall be composed entirely of members who meet the qualifications referred to in Rule 16b-3 and Section 162(m) of the Code. If at any time the Board shall not administer the Plan, then the functions of the Board specified in the Plan shall be exercised by the Committee.

(5)      “Company” means IHOP Corp., a corporation organized under the laws of the State of Delaware (or any successor corporation).

(6)      “Deferred Stock” means the right to receive Stock at the end of a specified deferral period granted pursuant to Section 6 below.

(7)      “Disability” means permanent and total disability as determined under the Company’s disability program or policy.

(8)      “Disinterested Person” shall have the meaning set forth in Rule 16b-3, and as such Rule may be amended from time to time, or any successor definition adopted by the Commission.

(9)      “Effective Date” shall mean the date provided pursuant to Section 11.

(10)     “Eligible Recipient” means an employee, officer, consultant or advisor of the Company or any Subsidiary eligible to participate in the Plan pursuant to Section 4.

(11)     “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(12)     “Fair Market Value” means, as of any given date, with respect to any awards granted hereunder, at the discretion of the Administrator and subject to such limitations as the Administrator may impose, (A) the closing sale price of a share of Stock on such date as reported in the Western Edition of the Wall Street Journal, (B) the average on such date of the closing price of a share of Stock on each day on which the Stock is traded over a period of up to twenty trading days immediately prior to such date, or (C) the fair market value of a share of Stock as otherwise determined by the Administrator in the good faith exercise of its discretion.

(13)     “Incentive Stock Option” means any Stock Option intended to be designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(14)     “Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option, including any Stock Option that provides (as of the time such Stock Option is granted) that it will not be treated as an Incentive Stock Option.

(15)     “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

(16)     “Participant” means any Eligible Recipient selected by the Administrator, pursuant to the Administrator’s authority in Section 2 below, to receive grants of Stock Options, Restricted Stock awards, Deferred Stock, Performance Shares or any combination of the foregoing.

(17)     “Performance Shares” means an award of shares of Stock that are subject to restrictions based upon the attainment of specified performance objectives granted pursuant to Section 6 below.

(18)     “Restricted Stock” means an award of shares of Stock subject to certain restrictions granted pursuant to Section 6 below.

(19)     “Retirement” means (i) a termination of employment with the Company and its Subsidiaries with combined age and years of service with the Company or its subsidiaries equal to or greater than 70 or (ii) otherwise with the written consent of the Administrator in its sole discretion. The decision of the Administrator shall be final and conclusive.

(20)     “Stock” means the common stock, par value $0.01 per share, of the Company.

(21)     “Stock Option” means an option to purchase shares of Stock granted pursuant to Section 5 below.

(22)     “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

SECTION 2. ADMINISTRATION.

The Plan shall be administered in accordance with the requirements of Section 162(m) of the Code (but only to the extent necessary and desirable to maintain qualification of awards under the Plan under Section 162(m) of the Code) and, to the extent applicable, Rule 16b-3 under the Exchange Act (“Rule 16b-3”), by the Board or, at the Board’s sole discretion, by the Committee, which shall be appointed by the Board, and which shall serve at the pleasure of the Board.

Pursuant to the terms of the Plan, the Administrator shall have the power and authority to grant to Eligible Recipients pursuant to the terms of the Plan: (a) Stock Options, (b) awards of Restricted Stock, Deferred Stock or Performance Shares or (c) any combination of the foregoing.

In particular, the Administrator shall have the authority:

(a)   to select those Eligible Recipients who shall be Participants;

(b)   to determine whether and to what extent Stock Options, awards of Restricted Stock, Deferred Stock or Performance Shares or a combination of any of the foregoing, are to be granted hereunder to Participants;

(c)   to determine the number of shares of Stock to be covered by each such award granted hereunder;

(d)   to determine the terms and conditions, not inconsistent with the terms of the Plan, of each award granted hereunder (including, but not limited to, (x) the restrictions applicable to awards of Restricted Stock or Deferred Stock and the conditions under which restrictions applicable to such awards of Restricted Stock or Deferred Stock shall lapse, and (y) the performance goals and periods applicable to awards of Performance Shares);

(e)   to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing Stock Options, awards of Restricted Stock, Deferred Stock or Performance Shares or any combination of the foregoing granted hereunder; and

The Administrator shall have the authority, in its sole discretion, to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company, any Subsidiaries and the Participants.

SECTION 3. STOCK SUBJECT TO PLAN.

The total number of shares of Stock reserved and available for issuance under the Plan shall be 2,200,000 shares. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares. The aggregate number of shares of Stock as to which Stock Options, and awards of Restricted Stock, Deferred Stock and Performance Shares may be granted to any Participant during any calendar year may not, subject to adjustment as provided in this Section 3, exceed 25% of the shares of Stock reserved for the purposes of the Plan in accordance with the provisions of this Section 3.

Consistent with the provisions of Section 162(m) of the Code, as from time to time applicable, to the extent that (i) a Stock Option expires or is otherwise terminated without being exercised, or (ii) any shares of Stock subject to any award of Restricted Stock, Deferred Stock or Performance Shares granted hereunder are forfeited, such shares of Stock shall again be available for issuance in connection with future awards granted under the Plan. If any shares of Stock have been pledged as collateral for indebtedness incurred by a Participant in connection with the exercise of a Stock Option and such shares of Stock are returned to the Company in satisfaction of such indebtedness, such shares of Stock shall again be available for issuance in connection with future awards granted under the Plan.

In the event of any merger, reorganization, consolidation, recapitalization, stock dividend or other change in corporate structure affecting the Stock, a substitution or adjustment shall be made in (i) the aggregate number of shares of Stock reserved for issuance under the Plan, (ii) the kind, number and option price of shares of Stock subject to outstanding Stock Options granted under the Plan, and (iii) the kind, number and purchase price of shares of Stock issuable pursuant to awards of Restricted Stock, Deferred Stock and Performance Shares granted under the Plan, as may be determined by the Administrator, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number. Such other substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion. In connection with any event described in this paragraph, the Administrator may provide, in its sole discretion, for the cancellation of any outstanding awards and payment in cash or other property therefor.

SECTION 4. ELIGIBILITY.

Officers, employees, consultants and advisors of the Company or Subsidiaries who are responsible for or contribute to the management, growth and/or profitability of the business of the Company or its Subsidiaries shall be eligible to be granted Stock Options, awards of Restricted Stock, Deferred Stock or Performance Shares or any combination of the foregoing hereunder. The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from among the Eligible Recipients recommended by the senior management of the Company, and the Administrator shall determine, in its sole discretion, the number of shares of Stock covered by each such award.

SECTION 5. STOCK OPTIONS.

Stock Options may be granted alone or in addition to other awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve, and the provisions of Stock Option awards need not be the same with respect to each Participant. Participants who are granted Stock Options shall enter into a stock option agreement with the Company, in such form as the Administrator shall determine, which agreement shall set forth, among other things, the exercise price of the Stock Option, the term of the Stock Option and provisions regarding exercisability of the Stock Option granted thereunder.

The Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options.

The Administrator shall have the authority to grant to any officer or employee of the Company or any Subsidiary (including directors who are also employees of the Company) Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options. Consultants or advisors to the Company may only be granted Non-Qualified Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option. More than one Stock Option may be granted to the same Participant and be outstanding concurrently hereunder.

Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable:

(1)      OPTION PRICE.   The option price per share of Stock purchasable under a Stock Option shall be determined by the Administrator, in its sole discretion, at the time of grant but shall not be less than 100% of the Fair Market Value of the Stock on such date. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or of any Parent or Subsidiary and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option (to the extent required at the time of grant by the Code shall be no less than 110% of the Fair Market Value of the Stock on the date such Incentive Stock Option is granted.

(2)      OPTION TERM.   The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date such Stock Option is granted; provided, however, that if an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or of any Parent or Subsidiary and an Incentive Stock Option is granted to such employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five years from the date of grant.

(3)      EXERCISABILITY.   Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after the time of grant; provided, however that, except as provided herein or unless otherwise determined by the Administrator at or after grant, Stock Options shall be exercisable one year following the date of grant of the option. If the Administrator provides, in its discretion, that any Stock Option is exercisable only in installments, the Administrator may waive such installment exercise provisions at any time, in whole or in part, based on such factors as the Administrator may determine, in its sole discretion, including but not limited to, in connection with any Change of Control (as defined in Section 9 below).

(4)      METHOD OF EXERCISE.   Subject to paragraph (3) of this Section 5, Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares of Stock to be purchased, accompanied by payment in full of the purchase price in cash or its equivalent, as determined by the Administrator. As determined by the Administrator, in its sole discretion, payment in whole or in part may also be made (i) by means of any cashless exercise procedure approved by the Administrator, (ii) in the form of unrestricted Stock already owned by the Participant which, (x) in the case of unrestricted Stock acquired upon exercise of an option, have been owned by the Participant for more than six months on the date of surrender, and (y) has a Fair Market Value on the date of surrender equal to the aggregate option price of the Stock as to which such Stock Option shall be exercised, or (iii) in the case of the exercise of a Non-Qualified Stock Option, in the form of Restricted Stock or Performance Shares subject to an award hereunder (based, in each case, on the Fair Market Value of the Stock on the date the Stock Option is exercised); provided, however, that in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares of Stock may be authorized only at the time of grant. If payment of the option price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock or Performance Shares, the shares of Stock received upon the exercise of such Stock Option (to the extent of the number of shares of Restricted Stock or Performance Shares surrendered upon exercise of such Stock Option) shall be restricted in accordance with the original terms of the Restricted Stock award or Performance Shares award in question, except that the Administrator may direct that such restrictions shall apply only to that number of shares of Stock equal to the number of shares surrendered upon the exercise of such Stock Option. A Participant shall generally have the rights to dividends and any other rights of a stockholder with respect to the shares of Stock subject to the Stock Option only after the Participant has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in paragraph (2) of Section 10 below.

The Administrator may require the surrender of all or a portion of any Stock Option granted under the Plan as a condition precedent to the grant of a new Stock Option. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at the price, during such period and on such other terms and conditions as are specified by the Administrator at the time the new Stock Option is granted; provided, however, should the Administrator so require, the number of shares subject to such new Stock Option shall not be greater than the number of shares subject to the surrendered Stock Option. Consistent with the provisions of Section 162(m), to the extent applicable, upon their surrender, Stock Options shall be canceled and the shares of Stock previously subject to such canceled Stock Options shall again be available for future grants of Stock Options and other awards hereunder.

(5)      NON-TRANSFERABILITY OF OPTIONS.   Except under the laws of descent and distribution or pursuant to a “qualified domestic relations order,” as such term is defined in Section 414(p) of the Code, the Participant shall not be permitted to sell, transfer, pledge or assign any Stock Option, and all Stock Options shall be exercisable, during the Participant’s lifetime, only by the Participant or in accordance with the terms of a qualified domestic relations order; provided, however, that the Participant shall be permitted to transfer one or more Non-Qualified Stock Options to a trust controlled by the Participant during the Participant’s lifetime for estate planning purposes.

(6)      TERMINATION BY DEATH.   If a Participant’s employment with or service to the Company or any Subsidiary terminates by reason of his or her death, the Stock Option may thereafter be immediately exercised, to the extent then exercisable (or on such accelerated basis as the Administrator shall determine at or after grant), by the legal representative of the estate or by the legatee of the Participant under the will of the Participant, for a period of twelve (12) months (or such shorter period as the Administrator shall specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(7)      TERMINATION BY REASON OF DISABILITY.   If a Participant’s employment or service with the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such Participant may thereafter be exercised, to the extent it was exercisable at the time of such termination (or on such accelerated basis as the Administrator shall determine at or after the time of grant), for a period of twelve (12) months (or such shorter period as the Administrator shall specify at grant) from the date of such termination of employment or service or until the expiration of the stated term of such Stock Option, whichever period is shorter, provided, how ever, that, if the Participant dies within such twelve-month period (or such shorter period as the Administrator shall specify at grant) and prior to the expiration of the stated term of such Stock Option, any unexercised Stock Option held by such Participant shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of twelve (12) months (or such shorter period as the Administrator shall specify at grant) from the time of death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of a termination of employment or service by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

(8)      TERMINATION BY REASON OF RETIREMENT.   If a Participant’s employment or service with the Company or any Subsidiary terminates by reason of Retirement, any Stock Option held by such Participant may thereafter be exercised, to the extent it was exercisable at the time of such termination (or on such accelerated basis as the Administrator shall determine at or after the time of grant), for a period of twelve (12) months (or such shorter period as the Administrator shall specify at grant) from the date of Retirement or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(9)      OTHER TERMINATION.   Except as otherwise provided in this paragraph or otherwise determined by the Administrator, if a Participant’s employment or service with the Company or any Subsidiary terminates for any reason other than death, Disability or Retirement, the Stock Option may be exercised until the earlier to occur of (A) three months from the date of such termination or (B) the expiration of such Stock Option’s stated term.

(10)     ANNUAL LIMIT ON INCENTIVE STOCK OPTIONS.   To the extent that the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of Stock with respect to which Incentive Stock Options granted to a Participant under this Plan and all other option plans of the Company, its Parent and any Subsidiary become exercisable for the first time by the Participant during any calendar year exceeds $100,000 (as determined in accordance with Section 422(d) of the Code), the portion of such Incentive Stock Options in excess of $100,000 shall be treated as Non-Qualified Stock Options.

SECTION 6. RESTRICTED STOCK, DEFERRED STOCK AND PERFORMANCE SHARES.

Awards of Restricted Stock, Deferred Stock or Performance Shares may be issued either alone or in addition to other awards granted under the Plan. The Administrator shall determine the Eligible

Recipients to whom, and the time or times at which, awards of Restricted Stock, Deferred Stock or Performance Shares shall be made; the number of shares to be awarded; the price, if any, to be paid by the Participant for the acquisition of Restricted Stock, Deferred Stock or Performance Shares; the Restricted Period (as defined in paragraph (2) of this Section 6) applicable to awards of Restricted Stock or Deferred Stock; the performance objectives applicable to awards of Deferred Stock or Performance Shares; the date or dates on which restrictions applicable to such Restricted Stock or Deferred Stock awards shall lapse during such Restricted Period; and all other conditions of the awards of Restricted Stock, Deferred Stock and Performance Shares. Subject to the requirements of Section 162(m) of the Code, as applicable, the Administrator may also condition the grant of the award of Restricted Stock, Deferred Stock or Performance Shares upon the exercise of Stock Options, or upon such other criteria as the Administrator may determine, in its sole discretion. The provisions of the awards of Restricted Stock, Deferred Stock or Performance Shares need not be the same with respect to each Participant. At the discretion of the Administrator, Performance Shares Awards Agreements may provide for the payment of up to fifty percent (50%) of the value of the Performance Shares Award in cash in lieu of Common Stock.

(1)      AWARDS AND CERTIFICATES.   The prospective recipient of awards of Restricted Stock, Deferred Stock or Performance Shares shall not have any rights with respect to any such award, unless and until such recipient has executed an agreement evidencing the award (a “Restricted Stock Award Agreement,” “Deferred Stock Award Agreement” or “Performance Shares Award Agreement,” as appropriate) and delivered a fully executed copy thereof to the Company, within a period of sixty days (or such other period as the Administrator may specify) after the award date. Except as otherwise provided below in this Section 6(2), (i) each Participant who is granted an award of Restricted Stock or Performance Shares shall be issued a stock certificate in respect of such shares of Restricted Stock or Performance Shares; and (ii) such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to any such award, substantially in the following form:

“The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the IHOP Corp. 2001 Stock incentive Plan and a Restricted Stock Award Agreement or Performance Share Award Agreement entered into between the registered owner and IHOP Corp. Copies of such Plan and Agreement are on file in the offices of IHOP Corp.”

The Company shall require that the stock certificates evidencing such shares granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any award of Restricted Stock or Performance Shares, the Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

With respect to awards of Deferred Stock, at the expiration of the Restricted Period, stock certificates in respect of such shares of Deferred Stock shall be delivered to the Participant, or his legal representative, in a number equal to the number of shares of Stock covered by the Deferred Stock award.

(2)      RESTRICTIONS AND CONDITIONS.   The awards of Restricted Stock, Deferred Stock and Performance Shares granted pursuant to this Section 6 shall be subject to the following restrictions and conditions:

(a)   Subject to the provisions of the Plan and the Restricted Stock Award Agreement, Deferred Stock Award Agreement or Performance Shares Award Agreement, as appropriate, governing any such award, during such period as may be set by the Administrator commencing on the date of grant (the “Restricted Period”), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock, Deferred Stock or Performance Shares awarded under the Plan; provided, however, that the Administrator may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance related goals, the Participant’s termination of employment or service as a consultant or advisor to the Company or any Parent or Subsidiary, the Participant’s death or Disability or the occurrence of a “Change in Control” as defined in Section 9 below.

(b)   Except as provided in any Restricted Stock Award Agreement, Performance Shares Award Agreement or elsewhere in this Section 6, the Participant shall generally have, with respect to Restricted Stock or Performance Shares, all of the rights of a stockholder of the Company during the Restricted Period, including the right to vote the shares, and the right to receive any dividends thereon. With respect to Stock subject to awards of Deferred Stock, the Participant shall generally not have the rights of a stockholder of the Company during the Restricted Period; provided, however, that dividends declared during the Restricted Period with respect to the number of shares of Stock covered by Deferred Stock shall be paid to the Participant. Certificates for shares of unrestricted Stock shall be delivered to the Participant promptly after, and only after, the Restricted Period shall expire without forfeiture in respect of such awards of Restricted Stock, Deferred Stock or Performance Shares except as the Administrator, in its sole discretion, shall otherwise determine.

(c)   Subject to the provisions of the Restricted Stock Award Agreement, Deferred Stock Award Agreement or Performance Shares Award Agreement, as appropriate, governing any such award and this Section 6, upon termination of employment or service for any reason during the Restricted Period, all shares still subject to restriction shall be forfeited by the Participant, and the Participant shall only receive the amount, if any, paid by the Participant for such Restricted Stock or Performance Shares, plus simple interest at 8% per year.

SECTION 7. AMENDMENT AND TERMINATION.

The Board may amend, alter or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made that would impair the rights of a Participant under any award theretofore granted without such Participant’s consent, or that, without the approval of the stockholders (as described below), would:

(1)      except as provided in Section 3 of the Plan, increase the total number of shares of Stock reserved for issuance under the Plan;

(2)      except as provided in this Plan, decrease the option price of any Stock Option to less than 100% of the Fair Market Value on the date of the grant of the option;

(3)      change the employees or class of officers, employees, consultants and advisors eligible to participate in the Plan; or

(4)      extend the maximum option period under paragraph (2) of Section 5 of the Plan.

Notwithstanding the foregoing, stockholder approval under this Section 7 shall only be required at such time and under such circumstances as stockholder approval would be required under Section 162(m) of the Code, Rule 16b-3, as promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, or other applicable law, rule or regulation with respect to any material amendment to any employee benefit plan of the Company.

The Administrator may amend the terms of any award theretofore granted, prospectively or retroactively, but, subject to Section 3 above, no such amendment shall impair the rights of any Participant without his or her consent.

SECTION 8. UNFUNDED STATUS OF PLAN.

The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant or optionee by the Company, nothing contained herein shall give any such Participant or optionee any rights that are greater than those of a general creditor of the Company.

SECTION 9. CHANGE OF CONTROL.

The following acceleration and valuation provisions shall apply in the event of a “Change of Control” as defined in paragraph (2) of this Section 9:

(1)      In the event of a “Change of Control,” unless otherwise determined by the Administrator or the Board in writing at or after grant (including under any individual agreement), but prior to the occurrence of such Change of Control:

(a)   any Stock Options awarded under the Plan not previously exercisable and vested shall become fully exercisable and vested;

(b)   the restrictions applicable to any Restricted Stock, Deferred Stock or Performance Share awards under the Plan shall lapse, and such shares and awards shall be deemed fully vested; and

(c)   the value of all outstanding Stock Options, Restricted Stock, Deferred Stock and Performance Share awards shall, to the extent determined by the Administrator at or after grant, be cashed out on the basis of the “Change of Control Price” (as defined in paragraph (c) of this Section 9) as of the date the Change of Control occurs or such other date as the Administrator may determine prior to the Change of Control.

(2)      For purposes of paragraph (1) of this Section 9, a “Change of Control” shall be deemed to have occurred if:

(a)   any “person,” as such term is used in Sections 13(d) and 14(d) of the “Exchange Act (other than the Company; any trustee or other fiduciary holding securities under an employee benefit plan of the Company; or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Stock of the Company) is or becomes after the Effective Date the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates) representing 25% or more of the combined voting power of the Company’s then outstanding securities; or

(b)   during any period of two consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (a), (c) or (d) of this Section 9(2)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds ( 2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

(c)   the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 75% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 50% of the combined voting power of the Company’s then outstanding securities; or

(d)   the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

(3)      For purposes of this Section 9, “Change of Control Price” means the higher of (i) the highest price per share paid or offered in any transaction related to a Change of Control of the Company or (ii) the highest price per share paid in any transaction reported on the exchange or national market system on which the Stock is listed, at any time during the preceding sixty day period as determined by the Administrator, except that, in the case of Incentive Stock Options such price shall be based only on transactions reported for the date on which the Administrator decides to cash out such options.

SECTION 10. GENERAL PROVISIONS.

(1)      Shares of Stock shall not be issued pursuant to the exercise of any award granted hereunder unless the exercise of such award and the issuance and delivery of such shares of Stock pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act and the requirements of any stock exchange upon which the Stock may then be listed.

(2)      The Administrator may require each person acquiring shares of Stock hereunder to represent to and agree with the Company in writing that such person is acquiring the shares of Stock without a view to distribution thereof. The certificates for such shares of Stock may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer.

All certificates for shares of Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Administrator may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

(3)      Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval, if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any Eligible Recipient any right to continued employment or service with the Company or any Parent or Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Parent or Subsidiary to terminate the employment or service of any of its Eligible Recipients at any time.

(4)      Each Participant shall, no later than the date as of which the value of an award first becomes includible in the gross income of the Participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such award. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

(5)      No member of the Board or the Administrator, nor any officer or employee of the Company acting on behalf of the Board or the Administrator, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Administrator and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

SECTION 11. STOCKHOLDER APPROVAL; EFFECTIVE DATE OF PLAN.

The Plan became effective (the “Effective Date”) on May 15, 2001, the date the Company’s stockholders formally approved the Plan.

SECTION 12. TERM OF PLAN.

No Stock Option, or awards of Restricted Stock, Deferred Stock or Performance Shares shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but awards theretofore granted may extend beyond that date.

Please Mark Here

for Address Change or

Comments             ☐

SEE REVERSE SIDE

1. ELECTION OF DIRECTORS FOR all nominees listed (except as marked to the contrary) ☐

WITHHOLD AUTHORITY to vote for all nominees listed ☐

Nominees: 01 Michael S. Gordon, 02 Larry Alan Kay, 03 Julia A. Stewart, 04 Gilbert T. Ray

INSTRUCTION: To withhold authority to vote for any individual nominee, (indicate that nominee’s name below):

2. PROPOSAL TO APPROVE AND RATIFY THE IHOP CORP. 2005 STOCK INCENTIVE PLAN FOR NONEMPLOYEE DIRECTORS

FOR  ☐  AGAINST  ☐   ABSTAIN ☐

3. PROPOSAL TO APPROVE AND RATIFY THE AMENDMENT TO THE IHOP CORP. 2001 STOCK INCENTIVE PLAN

FOR  ☐  AGAINST  ☐   ABSTAIN ☐

4. PROPOSAL TO APPROVE AND RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT ACCOUNTANTS OF THE COMPANY.

FOR  ☐  AGAINST  ☐   ABSTAIN ☐

5. In their discretion the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof

I PLAN TO ATTEND

THE MEETING  ☐

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature or Signatures, if held jointly	Dated	,2005

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE

^ FOLD AND DETACH HERE ^

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet

http://www.proxyvoting.com/ihp

Use the internet to vote your proxy.

Have your proxy card in hand when

you access the web site.

Telephone

1-866-540-5760

Use any touch-tone telephone to

vote your proxy. Have your proxy

card in hand when you call.

Mail

Mark, sign and date your proxy card

and return it in the enclosed postage-paid

envelope.

If you vote your proxy by Internet or by telephone,

you do NOT need to mail back your proxy card.

IHOP CORP.

450 North Brand Boulevard • Glendale, California 91203

This Proxy/Voting Instruction is Solicited on Behalf of the Board of Directors.

The undersigned hereby appoints Michael S. Gordon, Larry Alan Kay and Julia A. Stewart as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of IHOP Corp. held of record by the undersigned at the close of business on March 25, 2005, at the Annual Meeting of Shareholders to be held on May 24, 2005, or any adjournment thereof.

.

This Proxy/Voting Instruction when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR the nominees listed on the reverse and FOR Proposals 2, 3 and 4. If you have a beneficial interest in shares held by Smith Barney Corporate Trust Company, as Trustee (“Trustee”) of the International House of Pancakes Employee Stock Ownership Plan (the “ESOP”) then this card also constitutes your voting instructions to the Trustee of the ESOP and if you do not sign and return this card, such shares will be voted by the Trustee in the same proportions as the shares for which the Trustee receives valid voting instructions.

(continued and to be signed on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

^   FOLD AND DETACH HERE   ^